Certain portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The non-public information has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The omitted portions of this Exhibit are indicated by the following [*****].

Exhibit 10(g)

AUTOMATIC AND FACULTATIVE

REINSURANCE AGREEMENT

(COINSURANCE BASIS)

Effective May 1, 2002

Between

KANSAS CITY LIFE INSURANCE COMPANY

(“Ceding Company”)

3520 Broadway

Kansas City, Missouri 64111-2565

And

SECURITY LIFE OF DENVER INSURANCE COMPANY

(“Reinsurer”)

Security Life Center

1290 Broadway

Denver, Colorado 80203-5699

Reinsurer Agreement No. 0252-3153

TAI TREATY #SLTQS7

Effective 05-01-02

Dd5d-3153

0252-3153

COIN(IOI52001)

AUTOMATIC AND FACULTATIVE REINSURANCE AGREEMENT

(COINSURANCE BASIS)

This Agreement is between

KANSAS CITY LIFE INSURANCE COMPANY,

3520 Broadway, Kansas City, Missouri 64111-2565

And

SECURITY LIFE OF DENVER INSURANCE COMPANY,

Security Life Center, 1290 Broadway, Denver, Colorado 80203-5699.

The Reinsurer agrees to reinsure certain portions of the Ceding Company’s contract risks as described in the terms and conditions of this Agreement, which includes any attached Schedules and Exhibits.

This reinsurance Agreement constitutes the entire Agreement between the parties with respect to the business being reinsured hereunder and there are no understandings between the parties other than as expressed in this Agreement.

Any change or modification to this Agreement is null and void unless made by written amendment to this Agreement and signed by both parties.

In witness of the above, the Ceding Company and the Reinsurer have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of May 1, 2002.

KANSAS CITY LIFE INSURANCE COMPANY		SECURITY LIFE OF DENVER INSURANCE COMPANY

By:	/s/ Donald C Remfert	By:	/s/ Jim Koher

Title:	AVP & Associate Actuary	Title:	Executive Director

Date:	7/25/03	Date:	7/31/03

By:	/s/ David L Metzler	By:	/s/ Lloyd M Spencer

Title:	AVP & Associate Actuary	Title:	Vice President

Date:	7/25/03	Date:	August 1, 2003

AUTOMATIC AND FACULTATIVE REINSURANCE AGREEMENT

(COINSURANCE BASIS)

Table of Contents

1.	PARTIES TO AGREEMENT		4

2.	COINSURANCE BASIS		4

3.	AUTOMATIC REINSURANCE TERMS		4
	a.	CONVENTIONAL UNDERWRITING	4
	b.	RETAINED AMOUNT	5
	c.	REINSURERS’ AUTOMATIC ACCEPTANCE LIMITS	5
	d.	AUTOMATIC IN FORCE AND APPLIED FOR LIMIT	5
	e.	RESIDENCE	5
	f.	MINIMUM CESSION	5
	g.	NO PRIOR FACULTATIVE SUBMISSIONS	5

4.	AUTOMATIC REINSURANCE NOTICE PROCEDURE		5

5.	FACULTATIVE REINSURANCE		5

6.	COMMENCEMENT OF REINSURANCE COVERAGE		6
	a.	AUTOMATIC REINSURANCE	6
	b.	FACULTATIVE REINSURANCE	6
	e.	PRE-ISSUE COVERAGE	6

7.	BASIS OF REINSURANCE AMOUNT AND NET COINSURANCE PREMIUMS		7
	a.	LIFE REINSURANCE	7
	b.	SUPPLEMENTAL BENEFITS	7
		i. WAIVER OF PREMIUM	7
	c.	COINSURANCE ALLOWANCES	7
	d.	TERM INSURANCE RENEWALS	7
	e.	TABLE RATED SUBSTANDARD PREMIUMS	7
	f.	FLAT EXTRA PREMIUMS	7
	g.	COINSURANCE PREMIUM AND COINSURANCE ALLOWANCE ADJUSTMENTS	7

8.	PAYMENT OF NET COINSURANCE PREMIUMS		8
	a.	NET COINSURANCE PREMIUM DUE	8
	b.	FAILURE TO PAY NET COINSURANCE PREMIUMS	8
	c.	OVERPAYMENT OF NET COINSURANCE PREMIUM	8
	d.	UNDERPAYMENT OF NET COINSURANCE PREMIUM	8
	e.	RETURN OF NET COINSURANCE PREMIUM	8
	f.	UNEARNED NET COINSURANCE PREMIUMS	9

9.	PREMIUM TAX REIMBURSEMENT		9

10.	DAC TAX AGREEMENT		9

11.	REPORTS		9

12.	RESERVES FOR REINSURANCE.		10

13.	DEATH AND DISABILITY WAIVER OF PREMIUM CLAIMS		10
	a.	NOTICE OF DEATH	10
	b.	PROOFS	10
	c.	DEATH CLAIMS PAYABLE	10
	d.	AMOUNT AND PAYMENT OF DEATH CLAIMS	10
	e.	CONTESTED CLAIMS	10
	f.	CLAIM EXPENSES	11
	g.	EXTRACONTRACTUAL DAMAGES	11

14.	POLICY CHANGES		11
	a.	NOTICE	11
	b.	INCREASES	11
	c.	REDUCTION OR TERMINATION	12
	d.	RISK CLASSIFICATION CHANGES	12

15.	TERM CONVERSIONS, EXCHANGES AND REPLACEMENTS		12
	a.	NOTICE	12
	b.	TERM CONVERSIONS	12
	c.	EXCHANGES AND REPLACEMENTS	13

16.	POLICYHOLDER REINSTATEMENTS		13
	a.	AUTOMATIC REINSTATEMENT	13
	b.	FACULTATIVE REINSTATEMENT	13
	c.	PREMIUM ADJUSTMENT	13

17.	INCREASE IN MAXIMUM DOLLAR RETENTION LIMITS AND RECAPTURE		13
	a.	NEW BUSINESS	13
	b.	RECAPTURE	14

18.	ERROR AND OMISSION		15

19.	INSOLVENCY		15

20.	ARBITRATION		16
	a.	GENERAL	16
	b.	NOTICE	16
	c.	PROCEDURE	16

21.	OFFSET		17

22.	GOOD FAITH; FINANCIAL SOLVENCY		17

23.	TREATMENT OF CONFIDENTIAL INFORMATION		17

24.	TERM OF THIS AGREEMENT AND TERMINATION		17

25.	MEDICAL INFORMATION BUREAU		18

26.	SEVERABILITY		18

27.	SURVIVAL.		18

28.	NON-WAIVER.		18

Listing of Schedules:

SCHEDULE A - COVERAGE AND LIMITS

1.	Plans Reinsured
2.	Reinsurance Amount
3.	Ceding Company’s Maximum Dollar Retention Limits
4.	Reinsurers’ Automatic Acceptance Limits
5.	Automatic in Force and Applied for Limits
6.	Premium Due
7.	Recapture Period
8.	Net Amount at Risk
9.	Reserves

SCHEDULE B - NET COINSURANCE PREMIUMS

1.	Automatic Net Coinsurance Premiums - Life
2.	Automatic Net Coinsurance Premiums - Supplemental Benefits
3.	Age Basis
4.	Rates After Exercise of Term Conversion Option
B-I:	Standard Annual Coinsurance Premiums

Kansas City Life 10 and 20 Year Term Premium Rates

B-II:	Coinsurance Allowances

Kansas City Life 10 & 20 Year Term Allowances

B-III:	Disability Waiver of Premium Benefit Coinsurance Premiums

Kansas City Life 10 and 20 Year Term Premium Rates-Waiver of Premium

B-IV:	Rates After Exercise of Term Conversion Option

Reinsurance Rates After Conversion

SCHEDULE C - REPORTING INFORMATION

Information on Risks Reinsured

Sample Policy Exhibit Summary

Sample Reserve Credit Summary

Sample Accounting Summary

SCHEDULE D - FACULTATIVE FORMS

Application for Reinsurance

Notification of Reinsurance

EXHIBIT I - CEDING COMPANY’S UNDERWRITING GUIDELINES

iii

AUTOMATIC AND FACULTATIVE REINSURANCE AGREEMENT

(COINSURANCE BASIS)

1.	PARTIES TO AGREEMENT.

This Agreement is solely between the Reinsurer and the Ceding Company. There is no third party beneficiary to this Agreement. Reinsurance under this Agreement will not create any right nor legal relationship between the Reinsurer and any other person, for example, any insured, policyowner, agent, beneficiary, assignee, or other reinsurer. The Ceding Company agrees that it will not make the Reinsurer a party to any litigation between any such third party and the Ceding Company. The Ceding Company and the Reinsurer will not disclose the other’s name to these third parties with regard to the agreements or transactions that are between the Ceding Company and the Reinsurer, unless the Ceding Company or the Reinsurer gives prior written approval for the use of its own name.

The terms of this Agreement are binding upon the parties, their representatives, successors, and assigns. The parties to this Agreement are bound by ongoing and continuing obligations and liabilities until this Agreement terminates for new business and the underlying policies are no longer in force, whichever occurs later. This Agreement shall not be bifurcated, partially assigned, or partially assumed.

2.	COINSURANCE BASIS.

This Agreement, including the attached Schedules, states the terms and conditions of automatic and facultative reinsurance which will be on a coinsurance basis. This Agreement is applicable only to reinsurance of policies directly written by the Ceding Company. Any policies acquired through merger with another company, reinsurance, or purchase of another company’s policies are not included under the terms of this Agreement.

3.	AUTOMATIC REINSURANCE TERMS.

The Ceding Company agrees to cede and the Reinsurer agrees to automatically accept contractual risks on the life insurance plans and supplemental benefits shown in Section 1 of Schedule A, subject to the following requirements:

a.	CONVENTIONAL UNDERWRITING.

Automatic reinsurance applies only to insurance applications underwritten by the Ceding Company with conventional underwriting and issue practices that are consistently applied. Conventional underwriting and issue practices are those customarily used and generally accepted by life insurance companies.

Some examples of non-customary underwriting practices that are not acceptable for automatic reinsurance under this Agreement are table shaving programs, guaranteed issue, any form of simplified underwriting, short-form applications, any form of non-customary non-medical underwriting, limits, or internal or external policy exchanges that do not require conventional underwriting.

Some examples of unacceptable issue practices that are not acceptable for automatic reinsurance under this Agreement are the issuance of a policy that has contestability or suicide clauses with time limitations that are shorter than the maximum allowed by state law and policy exchanges, replacements or term conversions resulting from policies not originally reinsured by the Reinsurer.

The Ceding Company must comply with Underwriting Guidelines at least as restrictive as those set forth in Exhibit I.

b.	RETAINED AMOUNT.

The Ceding Company will retain, and not otherwise reinsure, an amount of insurance on each life equal to its quota share percentage amount of the policy as set forth in Section 2.a. of Schedule A. If the Ceding Company’s retained quota share percentage amount is zero, automatic reinsurance is not available.

c.	REINSURERS’ AUTOMATIC ACCEPTANCE LIMITS.

On any one life, the amount automatically reinsured under all agreements with all reinsurers will not exceed the Reinsurers’ Automatic Acceptance Limits shown in Section 4 of Schedule A.

d.	AUTOMATIC IN FORCE AND APPLIED FOR LIMIT.

The total amount of life insurance in force and applied for on any one life, with all companies, of which the Ceding Company is aware, cannot exceed the In Force and Applied For Limit shown in Section 5 of Schedule A.

e.	RESIDENCE.

Each insured must be a resident of the United States or Canada at the time of issue.

f.	MINIMUM CESSION.

The minimum amount of reinsurance per cession that the Reinsurer will accept is $5,000.00 and reinsurance of a cession will be terminated when the amount reinsured is less than $5,000.00.

g.	NO PRIOR FACULTATIVE SUBMISSIONS.

The risk will not have been submitted on a facultative basis to the Reinsurer or any other reinsurer.

4.	AUTOMATIC REINSURANCE NOTICE PROCEDURE.

After the policy has been paid for and delivered, the Ceding Company will submit all relevant individual policy information, as defined in Schedule C, in its next statement to the Reinsurer.

5.	FACULTATIVE REINSURANCE.

The Ceding Company may apply for facultative reinsurance with the Reinsurer on a risk if the automatic reinsurance terms are not met, or if the terms are met and it prefers to apply for facultative reinsurance. If the Ceding Company wishes to obtain a facultative quote from other reinsurers on a risk eligible for automatic reinsurance, the risk will also be submitted to the Reinsurer for a facultative offer. The following items must be submitted to obtain a facultative quote:

a.	A form substantially similar to the Reinsurer’s “Application for Reinsurance” form shown in Schedule D.

b.	Copies of the original insurance application, medical examiner’s reports, financial information, and all other papers and information obtained by the Ceding Company regarding the insurability of the risk.

c.	The initial and ultimate risk amounts requested.

After receipt of the Ceding Company’s application, the Reinsurer will promptly examine the materials and notify the Ceding Company either of the terms and conditions of the Reinsurer’s offer for facultative reinsurance or that no offer will be made. The Reinsurer’s offer expires 120 days after the offer is made, unless the written offer specifically states otherwise. If the Ceding Company accepts the Reinsurer’s offer, then the Ceding Company will note its acceptance in its underwriting file and mail, as soon as possible but no later than 90 days, a formal reinsurance cession to the Reinsurer using a form substantially similar to the “Notification of Reinsurance” form shown in Schedule D. If the Ceding Company does not accept the Reinsurer’s offer, then the Ceding Company will notify the Reinsurer in writing, as soon as possible.

6.	COMMENCEMENT OF REINSURANCE COVERAGE.

Commencement of the Reinsurer’s reinsurance coverage on any policy or pre-issue risk under this Agreement is described below:

a.	AUTOMATIC REINSURANCE.

The Reinsurer’s reinsurance coverage for any policy that is ceded automatically under this Agreement will begin and terminate simultaneously with the Ceding Company’s contractual liability for the policy reinsured, unless otherwise terminated in accordance with the terms of this Agreement.

b.	FACULTATIVE REINSURANCE.

The Reinsurer’s reinsurance coverage for any policy that is ceded facultatively under this Agreement will begin when the Ceding Company has accepted the Reinsurer’s offer for facultative reinsurance.

Reinsurer’s reinsurance coverage for any policy that is ceded facultatively under this Agreement will terminate simultaneously with the Ceding Company’s contractual liability for the policy reinsured, unless otherwise terminated in accordance with the terms of this Agreement.

c.	PRE-ISSUE COVERAGE.

For facultative policies, the Reinsurer will not be liable for benefits paid under the Ceding Company’s conditional receipt or temporary insurance agreement until the Ceding Company has accepted the Reinsurer’s offer for facultative reinsurance coverage. After such time, and for automatic policies meeting all of the conditions for automatic reinsurance coverage under Article 3 of this Agreement, the Reinsurer will be liable for benefits paid under the Ceding Company’s conditional receipt or temporary insurance agreement. The Reinsurer’s liability under the Ceding Company’s conditional receipt or temporary insurance agreement is limited to the lesser of i. or ii. below:

i.	The Reinsurer’s share of the Reinsurers’ Automatic Acceptance Limits as shown in Section 4 of Schedule A.

ii.	The amount for which the Ceding Company is liable less the amount the Ceding Company retained pursuant to Section 2.a of Schedule A, less any amount of reinsurance with other reinsurers.

The pre-issue liability applies only once on any given life regardless of how many receipts were issued or initial premiums were accepted by the Ceding Company. After a policy has been issued, no reinsurance benefits are payable under this pre-issue coverage provision.

In the event that the Ceding Company’s rules with respect to cash handling and the issuance of conditional receipt or temporary insurance are not followed, the Reinsurer will participate in the liability if the conditions set forth above are met and the Ceding Company does not knowingly allow such rules to be violated or condone such a practice. Such liability will be limited to the lesser of i or ii above. As in all cases, the provisions of Article 13 apply to such a claim.

7.	BASIS OF REINSURANCE AMOUNT AND NET COINSURANCE PREMIUMS

a.	LIFE REINSURANCE.

Reinsurance will be on a first dollar quota share basis. The amount reinsured on a risk will be as set forth in Section 2 of Schedule A. The Net Amount at Risk and the Reinsurer’s Net Amount at Risk are defined in Section 8 of Schedule A. The coinsurance premiums per $1000 are shown in Section l.a of Schedule B.

b.	SUPPLEMENTAL BENEFITS.

For the supplemental benefits reinsured under this Agreement, the following provisions will apply:

i.	WAIVER OF PREMIUM.

The reinsurance benefit is the premium waived on a policy for the amount reinsured with the Reinsurer. Coinsurance premiums for this benefit are shown in Section 2 of Schedule B.

c.	COINSURANCE ALLOWANCES.

When the Ceding Company pays the coinsurance premiums to the Reinsurer, the Reinsurer will pay to the Ceding Company a coinsurance allowance determined by multiplying the coinsurance allowance percentages specified in Section l.a of Schedule B times the coinsurance premium. The coinsurance premium less the coinsurance allowance is equal to the net coinsurance premium, and is the amount due from the Ceding Company to the Reinsurer.

d.	TERM INSURANCE RENEWALS.

Coinsurance premiums for term renewals are calculated using the original issue age, duration since issuance of the original policy and the original underwriting classification.

e.	TABLE RATED SUBSTANDARD PREMIUMS.

If the Ceding Company’s policy is issued with a table rated substandard premium, the coinsurance premiums shown in Section 1 .b of Schedule B will apply.

f.	FLAT EXTRA PREMIUMS.

If the Ceding Company’s policy is issued with a flat extra premium, the coinsurance premiums shown in Section 1 .c of Schedule B will apply.

g.	COINSURANCE PREMIUM AND COINSURANCE ALLOWANCE ADJUSTMENTS.

i.	If the Ceding Company increases the current policyowner premiums, the Reinsurer reserves the right not to increase the coinsurance allowances. Occurrence of this event does not constitute a right for the Ceding Company to recapture the reinsured business.

ii.	If the Ceding Company decreases the current policyowner premiums, the Reinsurer reserves the right to decrease the coinsurance allowances such that the net coinsurance premium paid by the Ceding Company to the Reinsurer remains unchanged.

8.	PAYMENT OF NET COINSURANCE PREMIUMS.

a.	NET COINSURANCE PREMIUM DUE.

Net coinsurance premiums for each reinsurance cession are due as shown in Section 6 of Schedule A.

b.	FAILURE TO PAY NET COINSURANCE PREMIUMS.

If net coinsurance premiums are 60 days past due, for reasons other than those due to error or omission as defined below in Article 18, the premiums will be considered in default and the Reinsurer may terminate the reinsurance coverage upon 30 days prior written notice to the Ceding Company. The Reinsurer will have no further liability as of the termination date. The Ceding Company will be liable for the prorated net coinsurance premiums to the termination date. The Ceding Company agrees that it will not force termination under the provisions of this paragraph to avoid the recapture requirements or to transfer the block of business reinsured to another reinsurer.

c.	OVERPAYMENT OF NET COINSURANCE PREMIUM.

If the Ceding Company overpays a net coinsurance premium and the Reinsurer accepts the overpayment, the Reinsurer’s acceptance will not constitute nor create a reinsurance liability nor result in any additional reinsurance coverage. Instead, the Reinsurer will be liable to the Ceding Company for a credit in the amount of the overpayment, without interest.

d.	UNDERPAYMENT OF NET COINSURANCE PREMIUM.

If the Ceding Company fails to make a full net coinsurance premium payment for a policy or policies reinsured hereunder, due to an error or omission as defined below in Article 18, the amount of reinsurance coverage provided by the Reinsurer will not be reduced. However, once the underpayment is discovered, the Ceding Company will be required to pay to the Reinsurer the difference between the full premium amount and the amount actually paid, without interest. If payment of the full premium is not made within 60 days after the discovery of the underpayment, the underpayment will be treated as a failure to pay premiums and subject to the conditions of Article 8.b., above.

e.	RETURN OF NET COINSURANCE PREMIUM.

If a misrepresentation or misstatement on an application or a death of an insured by suicide results in the Ceding Company returning the policy owner premiums to the policy owner rather than pay the policy benefits, the Reinsurer will refund all of the net coinsurance premiums it received on that policy to the Ceding Company, without interest.

This refund given by the Reinsurer will be in lieu of all other reinsurance benefits payable on the policy under this Agreement. If there is an adjustment to the policy benefits due to a misrepresentation or misstatement of age or sex, a corresponding adjustment will be made to the reinsurance benefits.

f.	UNEARNED NET COINSURANCE PREMIUMS.

Unearned net coinsurance premiums will be returned on deaths, surrenders and other terminations. This refund will be on a prorated basis without interest from the date of termination of the policy to the date through which a net coinsurance premium has been paid.

9.	PREMIUM TAX REIMBURSEMENT.

The Reinsurer will not reimburse the Ceding Company for premium taxes.

10.	DAC TAX AGREEMENT.

The Ceding Company and the Reinsurer hereby enter into an election under Treasury Regulations Section 1.848-2(g) (8) whereby:

a.	For each taxable year under this Agreement, the party with the net positive consideration, as defined in the regulations promulgated under Treasury Code Section 848, will capitalize specified policy acquisition expenses with respect to this Agreement without regard to general deductions limitation of Section 848 (c) (1);

b.	The Ceding Company and the Reinsurer agree to exchange information pertaining to the net consideration under this Agreement each year to ensure consistency or as otherwise required by the Internal Revenue Service;

c.	The Ceding Company will submit to the Reinsurer by May 1 of each year its calculation of the net consideration for the preceding calendar year. This schedule of calculations will be accompanied by a statement signed by an officer of the Ceding Company stating that the Ceding Company will report such net consideration in its tax return for the preceding calendar year;

d.	The Reinsurer may contest such calculation by providing an alternative calculation to the Ceding Company in writing within 30 days of the Reinsurer’s receipt of the Ceding Company’s calculation. If the Reinsurer does not so notify the Ceding Company, the Reinsurer will report the net consideration as determined by the Ceding Company in the Reinsurer’s tax return for the previous calendar year;

e.	If the Reinsurer contests the Ceding Company’s calculation of the net consideration, the parties will act in good faith to reach an agreement as to the correct amount within 30 days of the date the Reinsurer submits its alternative calculation. If the Ceding Company and the Reinsurer reach agreement on the net amount of consideration, each party will report such amount in their respective tax returns for the previous calendar year.

Both Ceding Company and Reinsurer represent and warrant that they are subject to U.S. taxation under either Subchapter L of Chapter 1, or Subpart F of Subchapter N of Chapter 1 of the Internal Revenue Code of 1986, as amended.

11.	REPORTS.

The administering party will be the Ceding Company. The reporting period will be monthly. For each reporting period, the Ceding Company will submit a statement to the Reinsurer with information that is substantially similar to the information displayed in Schedule C. The statement will include information on the risks reinsured with the Reinsurer, net coinsurance premiums owed, policy exhibit activity, and an accounting summary. Within 7 days after the end of each calendar quarter, the Ceding Company will submit a reserve credit summary similar to that shown in Schedule C.

12.	RESERVES FOR REINSURANCE.

Statutory reserves will be held by the Reinsurer on the Reinsurer’s portion of the risks reinsured hereunder and are defined pursuant to Section 9 of Schedule A.

13.	DEATH AND DISABILITY WAIVER OF PREMIUM CLAIMS.

a.	NOTICE OF DEATH.

The Ceding Company will notify the Reinsurer, as soon as reasonably possible, after it receives notice of a death claim or premium waiver disability claim arising from a death or disability of an insured under a policy reinsured.

b.	PROOFS.

The Ceding Company will promptly provide the Reinsurer with proper death or disability claim proofs including, for example, proofs required under the policy, all relevant information respecting the existence and validity of the death or disability claim, and an itemized statement of the death or disability claim benefits paid by the Ceding Company under the policy.

c.	DEATH CLAIMS PAYABLE.

Death claims are payable only as a result of the actual death or for waiver of premium due to disability of an insured, to the extent reinsured under this Agreement and for which there is contractual liability for the death or waiver of premium claim under the issuing company’s in force policy. Acceleration or estimation of death claims on living individuals is not permitted, will not be due, owing or payable, nor will they form the basis of any claim against the Reinsurer whatsoever.

d.	AMOUNT AND PAYMENT OF DEATH CLAIMS.

After the Reinsurer receives proper death claim notice, proofs of the death or disability claim, and proof of payment of the death claim by the Ceding Company, the Reinsurer will promptly pay the reinsurance benefits due and owing to the Ceding Company in one lump sum (or the Reinsurer will pay the Ceding Company its proportionate share of the waived premium on an annual basis). The Ceding Company’s contractual liability for death and disability claims is binding on the Reinsurer. The maximum death benefit payable to the Ceding Company under each reinsured policy is the Reinsurer’s Net Amount at Risk as set forth in Section 8 of Schedule A. The Reinsurer will not be nor become liable for any amounts or reserves to be held by the Ceding Company on policies reinsured under this Agreement. The total reinsurance in all companies on a policy will not exceed the Ceding Company’s total contractual liability on the policy, less its amount retained on the policy. The excess, if any, of the total reinsurance in all companies plus Ceding Company’s retained amount on the policy over its contractual liability under the reinsured policy will first be applied to reduce all reinsurance on the policy. This reduction in reinsurance will be shared among all the reinsurers in proportion to their respective amounts of reinsurance prior to the reduction.

e.	CONTESTED CLAIMS.

The Ceding Company will notify the Reinsurer of its intention to contest, compromise, or litigate a claim involving a reinsured policy. If the Ceding Company’s contest, compromise, or litigation results in a reduction in its liability, the Reinsurer will share in the reduction in the proportion that the Reinsurer’s net liability bears to the sum of the net liability of all reinsurers on the insured’s date of death.

If the Reinsurer should decline to participate in the contest, compromise or litigation, the Reinsurer will then release all of its liability by paying the Ceding Company its full share of reinsurance death benefits for the policy and not sharing in any subsequent reduction in liability.

f.	CLAIM EXPENSES.

The Reinsurer will pay its share of reasonable investigation and legal expenses connected with the litigation or settlement of contractual liability claims unless the Reinsurer has released its liability, in which case the Reinsurer will not participate in any expenses after the date of release. However, claim expenses do not include routine claim and administration expenses, including the Ceding Company’s home office expenses. Also, expenses incurred in connection with a dispute or contest arising out of conflicting claims of entitlement to policy proceeds or benefits that the Ceding Company admits are payable are not a claim expense under this Agreement.

g.	EXTRACONTRACTUAL DAMAGES.

The Reinsurer will not participate in punitive or compensatory damages that are awarded as a result of an act, omission, or course of conduct committed solely by the Ceding Company, its agents or representatives in connection with claims covered under this Agreement. The Reinsurer will, however, pay its share of statutory penalties awarded against the Ceding Company in connection with nonpayment or late payment of claims covered under this Agreement if the Reinsurer participated in the claims decision of the coverage in question. For purposes of this Article the following definitions will apply:

“Punitive Damages” are those damages awarded as a penalty, the amount of which is neither governed nor fixed by statute;

“Compensatory Damages” are those amounts awarded to compensate for the actual damages sustained, and are not awarded as a penalty, nor fixed in amount by statute;

“Statutory Penalties” are those amounts awarded as a penalty, but are fixed in amount by statute.

14.	POLICY CHANGES.

a.	NOTICE.

If a reinsured policy is changed, a corresponding change will be made in the reinsurance coverage for that policy. The Ceding Company will notify the Reinsurer of the change in the Ceding Company’s next accounting statement.

b.	INCREASES.

If life insurance on a reinsured policy is increased and the increase is subject to new underwriting evidence, then the increase of life insurance on the reinsured policy will be handled the same as the issuance of a new policy. If the increase is not subject to new underwriting evidence, and increases are scheduled and known at issue, then the increase will be automatically accepted by the Reinsurer, but the total amount of reinsurance is not to exceed the Reinsurer’s share of the Reinsurers’ Automatic Acceptance Limits shown in Section 4 of Schedule A. Coinsurance premiums will be based on the original issue age, duration since issuance of the original policy and the original underwriting classification. Other increases not subject to new underwriting evidence are not allowed under this Agreement.

c.	REDUCTION OR TERMINATION.

If life insurance on a reinsured policy is reduced, then reinsurance will be reduced proportionately so that the portion reinsured, as outlined in Schedule A, remains the same. If life insurance on a reinsured policy is terminated, then reinsurance will cease on the date of such termination.

Reductions and terminations are permitted only when the underlying policyholder directs such a reduction or termination of the issuing company policy that is in force at the time that the reductions and terminations take place.

d.	RISK CLASSIFICATION CHANGES.

If a policyholder requests a Table Rating reduction or removal of a Flat Extra, such change will be underwritten according to the Ceding Company’s Underwriting Guidelines as set forth in Exhibit I. Risk classification changes on facultative policies will be subject to the Reinsurer’s approval.

15.	TERM CONVERSIONS. EXCHANGES AND REPLACEMENTS.

a.	NOTICE.

If a policy reinsured under this Agreement is converted, exchanged or replaced, as defined below in 15.b and 15.c, the Ceding Company will notify the Reinsurer of the change in the Ceding Company’s next accounting statement. Unless mutually agreed otherwise in writing, policies that are not reinsured with the Reinsurer and that convert, exchange or replace to a plan covered under this Agreement will not be reinsured hereunder.

b.	TERM CONVERSIONS.

For purposes of this Agreement, a term conversion is a contractual right of the insured to replace a term policy with a permanent plan without evidence of insurability. The Reinsurer will continue to reinsure policies resulting from a term conversion of any policy reinsured under this Agreement, in an amount not to exceed the original amount reinsured hereunder. If the policy converts to a plan reinsured with the Reinsurer under either this Agreement or another Agreement, the reinsurance rates for the converted policy will be the reinsurance rates contained in the Agreement that covers the plan to which the original policy is converting. If the policy converts to a plan not reinsured with the Reinsurer, the reinsurance will continue under this Agreement on a yearly renewable term basis using the YRT conversion rates set forth in Section 4 of Schedule B.

Reinsurance rates for term conversions will be point in scale (based on the original issue age, duration, and original underwriting class since issuance of the original policy). The recapture period applicable to the original policy will govern the converted policy and duration will be measured from the effective date of the original policy. Reinsurer will not reimburse Ceding Company for any conversion credits Ceding Company supplies to the insured.

If the term conversion results in an increase in risk amount, the increase will be underwritten by the Ceding Company as new business and will be eligible for reinsurance coverage under this Agreement as new business.

When a conversion is fully underwritten, the resulting policy will be administered the same as the issuance of a new policy.

c.	EXCHANGES AND REPLACEMENTS.

For purposes of this Agreement, an exchange or replacement is a new policy replacing an existing policy of the same type, where the new policy lacks at least one of the following characteristics: new business underwriting, full first year commissions, new suicide period, or new contestable period. New policies resulting from exchanges or replacements in the insurance reinsured hereunder will continue to be ceded to the Reinsurer under this Agreement, in an amount not to exceed the original amount reinsured hereunder.

Reinsurance rates for exchanges or replacements will be those in effect at issuance of the original policy and will be point in scale (based on the original issue age, duration, and original underwriting class since issuance of the original policy). The recapture period applicable to the original policy will govern the new policy and duration will be measured from the effective date of the original policy.

If an exchange or replacement results in an increase in risk amount, the increase will be underwritten by the Ceding Company as new business and will be eligible for reinsurance coverage under this Agreement as new business.

When an exchange or replacement is fully underwritten with new suicide and contestable periods and full first year commissions, the resulting policy will be administered the same as the issuance of a new policy.

POLICYHOLDER REINSTATEMENTS.

a.	AUTOMATIC REINSTATEMENT.

If the Ceding Company reinstates a policy that was originally ceded to the Reinsurer as automatic reinsurance using conventional underwriting practices, the Reinsurer’s reinsurance for that policy will be reinstated.

b.	FACULTATIVE REINSTATEMENT.

If the Ceding Company has been requested to reinstate a policy that was originally ceded to the Reinsurer as facultative reinsurance, the Ceding Company will resubmit the case to the Reinsurer for underwriting approval before the reinsurance can be reinstated.

c.	PREMIUM ADJUSTMENT.

Coinsurance premiums for the interval during which the policy was lapsed will be paid to the Reinsurer on the same basis as the Ceding Company charged its policy owner for the reinstatement.

17.	INCREASE IN MAXIMUM DOLLAR RETENTION LIMITS AND RECAPTURE.

a.	NEW BUSINESS.

If the Ceding Company increases its Maximum Dollar Retention Limits listed in Section 3 of Schedule A, then it may, at its option and with 90 days’ written notice to the Reinsurer, increase its Maximum Dollar Retention Limits shown in Section 3 of Schedule A for policies issued after the effective date of the Maximum Dollar Retention Limit increase.

A change to the Ceding Company’s Maximum Dollar Retention Limits will not affect the reinsured policies in force except as specifically provided in Article 1 7.b, below. Furthermore, unless agreed between the parties, an increase in Ceding Company’s Maximum Dollar Retention Limits will not effect an increase in the total risk amount that it may automatically cede to the Reinsurer.

b.	RECAPTURE.

If the Ceding Company increases its Maximum Dollar Retention Limits shown in Section 3 of Schedule A, then it may, with 90 days’ written notice to the Reinsurer, reduce or recapture the reinsurance in force subject to the following requirements:

i.	An in-force cession is not eligible for recapture until it has been reinsured for the minimum number of years shown in Section 7 of Schedule A. The effective date of the reduction in reinsurance will be the later of the first policy anniversary following the expiration of the 90-day notice period to recapture and the policy anniversary date when the required minimum number of years is attained.

ii.	On all policies eligible for recapture, reinsurance will be reduced by the amount necessary to increase the total insurance retained up to the new Maximum Dollar Retention Limits.

iii.	If more than one policy per life is eligible for recapture, then any recapture must be effected beginning with the policy with the earliest issue date and continuing in chronological order according to the remaining policies’ issue dates.

iv.	The Ceding Company may not rescind its election to recapture for policies becoming eligible at future anniversaries.

v.	Recapture of reinsurance will not be allowed on any policy for which the Ceding Company did not keep its Maximum Dollar Retention Limit at issue. The Ceding Company’s Maximum Dollar Retention Limits are stated in Section 3 of Schedule A.

vi.	If any policy eligible for recapture is also eligible for recapture from other reinsurers, the reduction in the Reinsurer’s reinsurance on that policy will be in proportion to the total amount of reinsurance on the life with all reinsurers.

vii.	Recapture will not be made on a basis that may result in any anti-selection against the Reinsurer. The Reinsurer maintains the discretion to determine when anti-selection has occurred.

viii.	Upon the effective date of recapture and again six months following the recapture, the Reinsurer will calculate a terminal accounting that will include a refund of unearned premiums and unpaid claims. The Reinsurer will not pay to the Ceding Company any amount representing the reserve held on the business. Payment of amounts specified in the terminal accounting will be the Reinsurer’s full and final payment to the Ceding Company.

18.	ERROR AND OMISSION.

Any unintentional or accidental failure of the Ceding Company or the Reinsurer to comply with the terms of this Agreement which can be shown to be the result of an oversight, misunderstanding or clerical error, will not be deemed a breach of this Agreement. Upon discovery, the error will be corrected so that both parties are restored to the position they would have occupied had the oversight, misunderstanding or clerical error not occurred. Should it not be possible to restore both parties to such a position, the Ceding Company and the Reinsurer will negotiate in good faith to equitably apportion any resulting liabilities and expenses.

This Article applies only to oversights, misunderstandings or clerical errors relating to the administration of reinsurance covered by this Agreement. This provision does not apply to the administration of the insurance provided by the Ceding Company to its insured or any other errors or omissions committed by the Ceding Company with regard to the policy reinsured hereunder.

19.	INSOLVENCY.

In the event that the Ceding Company is deemed insolvent, all reinsurance death or disability claims payable hereunder will be payable by the Reinsurer directly to the Ceding Company, its liquidator, receiver or statutory successor, without diminution because of the insolvency of the Ceding Company. It is understood, however, that in the event of such insolvency, the liquidator or receiver or statutory successor of the Ceding Company will give written notice to the Reinsurer of the pendency of a death or disability claim against the Ceding Company on a risk reinsured hereunder within a reasonable time after such death or disability claim is filed in the insolvency proceeding. Such notice will indicate the policy reinsured and whether the death or disability claim could involve a possible liability on the part of the Reinsurer. During the pendency of such death or disability claim, the Reinsurer may investigate such death or disability claim and interpose, at its own expense, in the proceeding where such death or disability claim is to be adjudicated, any defense or defenses it may deem available to the Ceding Company, its liquidator, receiver or statutory successor. It is further understood that the expense thus incurred by the Reinsurer will be chargeable, subject to court approval, against the Ceding Company as part of the expense of liquidation to the extent of a proportionate share of the benefit which may accrue to the Ceding Company solely as a result of the defense undertaken by the Reinsurer. Where two or more reinsurers are participating in the same death or disability claim and a majority in interest (determined with respect to shares of Net Amount at Risk) elects to interpose a defense or defenses to any such death or disability claim, the expense will be apportioned among the reinsurers in the same proportion that the reinsurer’s net liability bears to the sum of the net liability of all reinsurers on the insured’s date of death or disability.

In the event of the insolvency of the Reinsurer, the Ceding Company may, upon giving 90 days written notice to the Reinsurer, its liquidator, receiver or statutory successor, recapture all of the business reinsured under this Agreement, subject to a mutually agreed upon recapture fee.

For the purposes of this Agreement, the Ceding Company and the Reinsurer will be considered insolvent when the Insurance Commissioner of the applicable party’s state of domicile declares them to be so.

20.	ARBITRATION.

a.	GENERAL.

Notwithstanding any other provision, all disputes and other matters in question between the parties, arising out of, or relating to this Agreement, will be submitted exclusively to arbitration upon the written request of either party; except a party will not be prevented from filing and prosecuting a suit in a court of competent jurisdiction solely for the purpose of obtaining equitable relief, including for example, but not limited to, injunction or enforcement of subpoenas. The disputes and matters subject to arbitration include, but are not limited to disputes upon or after termination of this Agreement, and issues respecting the existence, scope, and validity of this Agreement. The arbitrators are to seek efficiencies in time and expense. The arbitrators are not bound to comply strictly with the rules of evidence. The arbitration panel also has, for example, the authority to issue subpoenas to third parties compelling prehearing depositions, and for document production. The arbitrators will have the authority to interpret this Agreement and, in doing so, will consider the customs and practices of the life insurance and life reinsurance industries. The arbitrators will consider this Agreement an honorable engagement rather than merely a legal obligation, and they are relieved of all judicial formalities and may abstain from following the strict rules of law.

b.	NOTICE.

To initiate arbitration, one of the parties will notify the other, in writing, of its desire to arbitrate. The notice will state the nature of the dispute and the desired remedies. The party to which the notice is sent will respond to the notification in writing within 10 days of receipt of the notice. At that time, the responding party will state any additional dispute it may have regarding the subject of arbitration.

c.	PROCEDURE.

Arbitration will be heard before a panel of three arbitrators. The arbitrators will be current or former executive officers of life insurance or life reinsurance companies other than either party or an affiliate of either party. Each party will appoint one arbitrator. Notice of the appointment of these arbitrators will be given by each party to the other party within 30 days of the date of mailing of the notification initiating the arbitration. These two arbitrators will, as soon as possible, but no longer than 45 days after the day of the mailing of the notification initiating the arbitration, then select the third arbitrator. In the event that either party should fail to choose an arbitrator within 30 days after the other party has given notice of its arbitrator appointment, the party which has already appointed an arbitrator may choose an additional arbitrator, and the two will, in turn, choose a third arbitrator before entering arbitration. If the two arbitrators are unable to agree upon the selection of a third arbitrator within 30 days following their appointment, each arbitrator will nominate three candidates within 10 days thereafter, two of whom the other will decline and the decision will be made by drawing lots.

Once chosen, the three arbitrators will have the authority to decide all substantive and procedural issues by a majority vote. The arbitrators will operate in a fair but cost efficient manner. For example, the arbitrators are not bound by technical rules of evidence and may limit the use of depositions and discovery. The arbitration hearing will be held on the date fixed by the arbitrators at a location agreed upon by the parties. The arbitrators will issue a written decision from which there will be no appeal. Either party may reduce this decision to a judgment before any court that has jurisdiction of the subject of the arbitration.

Each party will pay the fees of its own attorneys, the arbitrator appointed by that party, and all other expenses connected with the presentation of its own case. The two parties will share equally in the cost of the third arbitrator.

The arbitration panel may, in its discretion, award attorneys’ fees, costs, expert witness fees, expenses and interest, all as it deems appropriate to the prevailing party.

21.	OFFSET.

All amounts due or otherwise accrued to any of the parties hereto or any of their parents, affiliates, or subsidiaries, whether by reason of premiums, losses, expenses, or otherwise, under this Agreement or any other contract heretofore or hereafter entered into, will at all times be fully subject to the right of offset and only the net balance will be due and payable. The right of offset will not be affected or diminished because of the insolvency of either party.

22.	GOOD FAITH; FINANCIAL SOLVENCY.

This Agreement is entered into in reliance on the utmost good faith of the parties including, for example, their warranties, representations and disclosures. It requires the continuing utmost good faith of the parties, their representatives, successors, and assigns. This includes a duty of full and fair disclosure of all information respecting the formation and continuation of this contract and the business reinsured hereunder. Each party represents and warrants to the other party that it is solvent on a statutory basis in all states in which it does business or is licensed. Each party agrees to promptly notify the other if it is subsequently financially impaired.

In addition, the Ceding Company affirms that it has disclosed and will continue to disclose to the Reinsurer all matters material to this Agreement, such as its underwriting and policy issues (rules, philosophies, practices, and management personnel), its financial condition, studies and reports on the business reinsured, and any change in its ownership or control. The Reinsurer or its representatives have the right at any reasonable time to inspect the Ceding Company’s records relating to this Agreement.

23.	TREATMENT OF CONFIDENTIAL INFORMATION

Except for the purposes of carrying out this Agreement and as required by law, the Reinsurer will not disclose or use any non-public personally identifiable customer or claimant information (“Customer/Claimant Information”) provided by the Ceding Company to the Reinsurer, as such Customer/Claimant Information is defined by the Gramm-Leach-Bliley Act and related regulations. Such Customer/Claimant Information will be shared only with those entities with which the Reinsurer may, from time to time, contract in accordance with the fulfillment of the terms of this Agreement, including but not limited to the Reinsurer’s retrocessionaires and the Reinsurer’s affiliates.

24.	TERM OF THIS AGREEMENT AND TERMINATION.

The Ceding Company will maintain and continue the reinsurance provided in this Agreement as long as the policy to which it relates is in force or has not been fully recaptured. This Agreement may be terminated, without cause, for the acceptance of new reinsurance after 90 days written notice of termination by either party to the other. The Reinsurer will continue to accept reinsurance during this 90 day period. The Reinsurer’s acceptance will be subject to both the terms of this Agreement and the Ceding Company’s payment of applicable reinsurance premiums. In addition, this Agreement may be terminated immediately for the acceptance of new reinsurance by either party if one of the parties materially breaches this Agreement, or becomes insolvent or financially impaired.

25.	MEDICAL INFORMATION BUREAU.

The Reinsurer is required to strictly adhere to the Medical Information Bureau Rules, and the Ceding Company agrees to abide by these Rules, as amended from time to time. The Ceding Company will not submit a preliminary notice, application for reinsurance, or reinsurance cession to the Reinsurer unless the Ceding Company has an authentic, signed preliminary or regular application for insurance in its home office and the current required Medical Information Bureau authorization.

26.	SEVERABILITY.

In the event that any court, arbitrator, or administrative agency determines any provision or term of this Agreement to be invalid, illegal or unenforceable, all of the other terms and provisions of this Agreement will remain in full force and effect to the extent that their continuance is practicable and consistent with the original intent of the parties. However, in the event this Article is exercised and the Agreement no longer reflects the original intent of the parties, the parties agree to attempt to renegotiate this Agreement in good faith to carry out its original intent.

27.	SURVIVAL.

All provisions of this Agreement will survive its termination to the extent necessary to carry out the purposes of this Agreement or to ascertain and enforce the parties’ rights or obligations hereunder existing at the time of termination.

28.	NON-WAIVER.

No waiver by either party of any violation or default by the other party in the performance of any promise, term or condition of this Agreement will be construed to be a waiver by such party of any other or subsequent default in performance of the same or any other promise, term or condition of this Agreement. No prior transactions or dealings between the parties will be deemed to establish any custom or usage waiving or modifying any provision hereof. The failure of either party to enforce any part of this Agreement will not constitute a waiver by such party of its right to do so, nor will it be deemed to be an act of ratification or consent.

SCHEDULE A

COVERAGE AND LIMITS

1.	PLANS REINSURED:

The policy plans and supplemental benefits eligible for automatic and facultative reinsurance coverage are:

Plans	Plan Codes
10 Year Level Premium Term Plans	TT600
20 Year Level Premium Term Plans	TT700

2.	REINSURANCE AMOUNT:

a.	Automatic Reinsurance:

The Ceding Company will retain 10.0% of the Net Amount at Risk, as defined in Section 8 of Schedule A, up to the Ceding Company’s Maximum Dollar Retention Limits as shown in Section 3 of Schedule A, with the remaining amount to be ceded to the pool.

Subject to the Reinsurers’ Automatic Acceptance Limits in Section 4 of Schedule A, the Reinsurer shall reinsure 20.0% of the ceded Net Amount at Risk.

b.	Facultative Reinsurance.

The Ceding Company’s amount and the Reinsurer’s amount of the Net Amount at Risk will be determined on a case-by-case basis for facultative cessions.

3.	CEDING COMPANY’S MAXIMUM DOLLAR RETENTION LIMITS:

a.	Life Insurance:

Issue Ages	Standard - Table F Flat Extras up to $0.15/$1000	Tables G and Over Flat Extras over $0.15/$1000
0-65	$350,000	$200,000
66-80	$250,000	$100,000
81+	$100,000	$50,000

b.	Disability Waiver of Premium Benefit:

The Disability Waiver of Premium Benefit will be reinsured in the same proportion as the base life policy.

SCHEDULE A, CONTINUED

4.	REINSURERS’ AUTOMATIC ACCEPTANCE LIMITS:

On each life, the amount automatically reinsured under all agreements with all reinsurers must not exceed the following:

Issue Ages	Standard - Table F	Tables G and Over
0-65	$3,500,000	$2,000,000
66-80	$2,500,000	$1,000,000
81-85	$1,000,000	$ 500,000
86+	Automatic reinsurance is not available.	Automatic reinsurance is not available.

5.	AUTOMATIC IN FORCE AND APPLIED FOR LIMIT:

Life Insurance In Force and Applied For Limit: $25,000,000

6.	NET COINSURANCE PREMIUM DUE:

Net coinsurance premiums are due annually in advance. These premiums are due on the issue date and each subsequent policy anniversary.

7.	RECAPTURE PERIOD:

Recapture is only allowed in accordance with Article 17.b of this Agreement. In accordance with Article 17.b, the Ceding Company may recapture existing business up to its new Maximum Dollar Retention Limits for business that has been in effect for 10 years or for the length of the level term period of the reinsured product, whichever occurs later.

8.	NET AMOUNT AT RISK:

For purposes of this Agreement, the Net Amount at Risk for a policy is the policy face amount.

For purposes of this Agreement, the Reinsurer’s Net Amount at Risk for a policy is the Reinsurer’s amount, as determined in Section 2 of Schedule A, of the Net Amount at Risk.

9.	RESERVES:

The Reinsurer will hold reinsurance reserves in accordance with all applicable laws and regulations that the Reinsurer deems controlling.

SCHEDULE B

NET COINSURANCE PREMIUMS

1.	AUTOMATIC NET COINSURANCE PREMIUMS - LIFE:

a.	Net coinsurance premiums pursuant to Article 7.c. are determined using the following: the standard annual coinsurance premiums per $1000 reinsured are the Kansas City Life 10 and 20 Year Term Premium Rates, attached to this Schedule B, as Schedule B-I.

The coinsurance allowances are the Kansas City Life 10 and 20 Year Term Allowances, attached to this Schedule B, as Schedule B-II, with the Ceding Company receiving these allowances less [****]* in all years.

*	This is the fee being paid directly to [****] by the Reinsurer on behalf of the Ceding Company.

b.	Table rated substandard coinsurance premiums are the appropriate multiple of the standard coinsurance premiums (25% per table).

c.	Flat Extra coinsurance premiums are the following percentages of such premiums charged the insured:

Permanent flat extra premiums (for more than 5 years duration)
First Year	25%
Renewal Years	90%

Temporary flat extra premiums (for 5 years or less duration)
All Years	90%

2.	AUTOMATIC NET COINSURANCE PREMIUMS - SUPPLEMENTAL BENEFITS:

Disability Waiver of Premium Benefit coinsurance premiums are the Kansas City Life 10 and 20 Year Term Premium Rates-Waiver of Premium, attached to this Schedule B, as Schedule B-III, less the following allowances:

Year	Allowance
1	15%
2+	85%

3.	AGE BASIS:

Age Nearest Birthday

4.	RATES AFTER EXERCISE OF TERM CONVERSION OPTION:

Annual reinsurance premiums following term conversions are the Reinsurance Rates For After Conversion attached to this Schedule B, as Schedule B-IV. Converted policies will be reinsured on a YRT basis and the reinsurance rates will be based on the original issue age, duration since issuance of the original policy and the original underwriting classification.

SCHEDULE B - I

NET COINSURANCE PREMIUMS

STANDARD ANNUAL COINSURANCE PREMIUMS

Kansas City Life 10 and 20 Year Term Premium Rates

KANSAS CITY LIFE

10 and 20 Year Term Premium Rates

LEVEL 10 INITIAL GUARANTEED

Level 10 (introduction 6/1/1999)

Form J151

99ETT600

Rates for Initial Guaranteed Period

Annual per $1000

** ADD $70 POLICY FEE

	MALE					FEMALE
Issue Age	PENT	PNT	SNT	PT	ST	PENT	PNT	SNT	PT	ST

20	0.48	0.54	0.79	1.14	1.96	0.41	0.45	0.62	0.97	1.39
21	0.48	0.54	0.79	1.14	1.96	0.41	0.45	0.62	0.97	1.39
22	0.48	0.54	0.79	1.14	1.96	0.41	0.45	0.62	0.97	1.39
23	0.48	0.54	0.79	1.14	1.96	0.41	0.45	0.62	0.97	1.39
24	0.48	0.54	0.79	1.14	1.96	0.41	0.45	0.62	0.97	1.39
25	0.48	0.54	0.79	1.14	1.97	0.41	0.45	0.62	0.97	1.39
26	0.48	0.55	0.80	1.16	1.98	0.41	0.45	0.63	0.97	1.42
27	0.48	0.55	0.80	1.17	1.99	0.41	0.45	0.63	0.97	1.42
28	0.49	0.56	0.81	1.18	2.01	0.41	0.46	0.64	0.98	1.45
29	0.49	0.56	0.81	1.19	2.01	0.41	0.46	0.64	1.00	1.48
30	0.49	0.57	0.82	1.22	2.02	0.41	0.46	0.65	1.01	1.51
31	0.49	0.58	0.83	1.26	2.08	0.41	0.47	0.66	1.03	1.54
32	0.49	0.59	0.84	1.29	2.10	0.42	0.48	0.68	1.06	1.63
33	0.49	0.60	0.85	1.39	2.12	0.42	0.48	0.69	1.07	1.67
34	0.49	0.61	0.86	1.46	2.13	0.42	0.48	0.70	1.08	1.73
35	0.49	0.62	0.88	1.49	2.15	0.43	0.49	0.71	1.15	1.80
36	0.51	0.64	0.92	1.55	2.26	0.43	0.50	0.74	1.27	1.93
37	0.54	0.68	0.95	1.65	2.36	0.43	0.57	0.82	1.32	2.04
38	0.57	0.71	1.01	1.80	2.54	0.44	0.60	0.87	1.43	2.19
39	0.61	0.78	1.09	1.97	2.73	0.47	0.64	0.94	1.49	2.37
40	0.66	0.84	1.18	2.16	2.98	0.51	0.69	1.02	1.66	2.57
41	0.72	0.91	1.28	2.41	3.30	0.55	0.74	1.11	1.82	2.80
42	0.79	0.99	1.40	2.68	3.63	0.60	0.79	1.19	1.97	3.01
43	0.86	1.08	1.53	2.96	3.99	0.65	0.84	1.28	2.12	3.24
44	0.93	1.17	1.67	3.32	4.44	0.71	0.89	1.37	2.28	3.44
45	1.01	1.28	1.83	3.65	4.85	0.77	0.95	1.46	2.47	3.64
46	1.10	1.40	2.00	3.93	5.44	0.83	1.02	1.55	2.64	4.02
47	1.20	1.53	2.17	4.23	6.03	0.90	1.09	1.65	2.81	4.34
48	1.31	1.67	2.35	4.58	6.59	0.97	1.17	1.76	3.01	4.66
49	1.43	1.81	2.54	4.98	7.18	1.04	1.26	1.88	3.26	5.04
50	1.56	1.96	2.74	5.41	7.95	1.12	1.35	2.01	3.54	5.41
51	1.69	2.12	2.96	5.91	8.51	1.20	1.45	2.15	3.73	5.73
52	1.84	2.30	3.20	6.35	8.99	1.29	1.56	2.30	4.01	6.18
53	2.01	2.51	3.47	6.91	9.56	1.40	1.68	2.47	4.38	6.68
54	2.20	2.75	3.76	7.50	10.42	1.52	1.81	2.66	4.71	7.09
55	2.41	3.01	4.08	8.08	11.28	1.65	1.95	2.87	5.08	7.50
56	2.66	3.30	4.45	8.91	13.24	1.78	2.10	3.09	5.36	7.99
57	2.95	3.62	4.86	9.66	15.00	1.92	2.26	3.32	5.62	8.29
58	3.27	3.98	5.33	10.50	15.78	2.07	2.43	3.57	6.15	9.04
59	3.63	4.38	5.87	11.39	16.64	2.24	2.61	3.85	6.60	9.69
60	4.04	4.83	6.49	11.85	17.39	2.43	2.81	4.16	7.08	10.34
61	4.49	5.33	7.19	12.54	18.11	2.64	3.04	4.50	7.96	11.64
62	5.01	5.90	7.79	13.16	18.47	2.88	3.32	4.88	8.84	12.93
63	5.58	6.53	8.87	15.36	21.08	3.14	3.64	5.29	9.66	14.14
64	6.22	7.24	9.85	17.72	23.72	3.44	4.01	5.75	10.45	15.29
65	6.92	8.02	10.92	20.35	26.50	3.77	4.42	6.27	11.36	16.60
66	7.69	8.88	12.09	23.38	31.73	4.14	4.88	6.86	12.19	17.81
67	8.54	9.83	13.38	26.02	37.69	4.56	5.40	7.54	13.23	19.29
68	9.48	10.89	14.82	28.98	43.64	5.04	6.00	8.33	14.74	21.52
69	10.52	12.08	16.45	32.27	50.22	5.59	6.70	9.25	16.55	24.23
70	11.67	13.43	18.32	35.93	57.48	6.23	7.52	10.32	18.38	26.92
71	12.95	14.97	20.49	40.54	62.75	6.98	8.48	11.57	19.29	28.93
72	14.38	16.73	23.04	45.68	68.19	7.87	9.61	13.03	21.73	32.45
73	15.99	18.75	26.06	50.98	72.99	8.93	10.95	14.74	24.62	36.57
74	17.82	21.09	29.65	55.37	78.60	10.19	12.55	16.74	28.07	41.40
75	19.92	23.82	33.92	60.85	84.90	11.67	14.49	19.09	31.00	47.07

KANSAS CITY LIFE

10 and 20 Year Term Premium Rates

LEVEL 20 INITIAL GUARANTEED

Level 20 (introduction 6/1/1999)

Form J151

99ETT700

Rates for Initial Guaranteed Period

Annual per $1000

** ADD $70 POLICY FEE

	MALE					FEMALE
Issue
Age	PENT	PNT	SNT	PT	ST	PENT	PNT	SNT	PT	ST

20	0.62	0.70	0.97	1.51	2.45	0.54	0.59	0.83	1.30	1.90
21	0.62	0.70	0.97	1.51	2.45	0.54	0.59	0.83	1.30	1.90
22	0.62	0.70	0.97	1.51	2.45	0.54	0.59	0.83	1.30	1.90
23	0.62	0.70	0.97	1.51	2.45	0.54	0.59	0.83	1.30	1.90
24	0.62	0.70	0.97	1.51	2.45	0.54	0.59	0.83	1.30	1.90
25	0.62	0.70	0.97	1.51	2.46	0.54	0.59	0.83	1.30	1.90
26	0.63	0.70	0.98	1.52	2.46	0.55	0.59	0.83	1.31	1.91
27	0.63	0.71	0.98	1.53	2.47	0.55	0.60	0.83	1.31	1.91
28	0.64	0.72	0.98	1.55	2.47	0.55	0.60	0.83	1.31	1.92
29	0.64	0.73	0.99	1.56	2.48	0.55	0.61	0.83	1.35	1.94
30	0.65	0.75	1.00	1.62	2.48	0.55	0.62	0.83	1.37	1.94
31	0.66	0.77	1.02	1.69	2.58	0.56	0.64	0.84	1.42	1.98
32	0.67	0.79	1.05	1.74	2.77	0.56	0.66	0.85	1.48	2.05
33	0.67	0.81	1.10	1.87	3.01	0.56	0.67	0.88	1.49	2.13
34	0.67	0.84	1.18	1.99	3.27	0.56	0.68	0.93	1.51	2.28
35	0.69	0.88	1.27	2.12	3.54	0.57	0.70	0.98	1.59	2.47
36	0.73	0.93	1.36	2.26	3.77	0.59	0.73	1.04	1.73	2.77
37	0.78	0.99	1.45	2.43	3.89	0.62	0.78	1.10	1.79	2.95
38	0.83	1.06	1.54	2.72	4.17	0.65	0.83	1.16	1.94	3.27
39	0.90	1.15	1.65	2.95	4.49	0.70	0.90	1.25	2.06	3.54
40	0.98	1.25	1.77	3.22	4.91	0.75	0.97	1.35	2.29	3.81
41	1.07	1.36	1.91	3.55	5.37	0.80	1.05	1.45	2.54	4.14
42	1.17	1.49	2.07	3.98	5.84	0.86	1.13	1.56	2.78	4.46
43	1.28	1.63	2.25	4.42	6.37	0.93	1.22	1.68	3.04	4.81
44	1.41	1.79	2.45	5.03	7.05	1.01	1.32	1.81	3.34	5.14
45	1.56	1.96	2.66	5.71	7.62	1.09	1.42	1.94	3.64	5.46
46	1.72	2.14	2.93	6.30	8.58	1.18	1.53	2.08	3.91	5.96
47	1.89	2.34	3.20	6.87	9.49	1.29	1.64	2.24	4.18	6.38
48	2.07	2.56	3.44	7.51	10.28	1.41	1.75	2.42	4.46	6.78
49	2.26	2.79	3.76	8.18	11.19	1.54	1.87	2.63	4.79	7.26
50	2.46	3.03	4.10	8.78	11.97	1.68	2.00	2.87	5.20	7.73
51	2.67	3.28	4.45	9.52	12.79	1.83	2.14	3.14	5.46	8.26
52	2.90	3.54	4.81	10.27	13.46	1.99	2.29	3.44	5.84	8.87
53	3.17	3.81	5.19	11.05	15.13	2.17	2.46	3.77	6.37	9.55
54	3.47	4.09	5.61	11.93	16.39	2.38	2.66	4.12	6.87	10.17
55	3.81	4.39	6.01	12.62	17.47	2.61	2.88	4.49	7.45	10.87
56	4.20	4.73	6.48	14.23	20.35	2.86	3.13	4.88	7.95	11.66
57	4.63	5.11	7.00	16.15	23.04	3.14	3.41	5.30	8.43	12.23
58	5.12	5.56	7.61	18.02	24.58	3.46	3.73	5.76	9.14	13.50
59	5.68	6.10	8.34	19.78	25.53	3.81	4.08	6.27	9.87	14.62
60	6.32	6.75	9.21	20.35	26.85	4.20	4.48	6.84	10.78	15.80
61	7.12	8.29	10.20	22.26	28.18	4.98	5.29	7.74	11.70	16.59
62	8.42	9.87	11.89	24.17	29.52	5.77	6.11	8.64	12.62	17.38
63	9.72	11.45	13.58	26.08	30.85	6.55	6.92	9.55	13.54	18.17
64	11.02	13.02	15.26	27.99	32.19	7.34	7.74	10.45	14.46	18.96
65	12.32	14.60	16.95	29.90	33.52	8.12	8.55	11.35	15.38	19.75

KANSAS CITY LIFE

10 and 20 Year Term Premium Rates

Level Term

Form J151

Current Annual YRT Rates

Annual per $1000

** ADD $70.00 POLICY FEE

Attained	MALE					FEMALE
Age	PENT	PNT	SNT	PT	ST	PENT	PNT	SNT	PT	ST

30	2.05	2.05	2.58	3.91	4.68	1.37	1.37	2.06	2.38	3.54
31	1.98	1.98	2.49	3.77	4.69	1.38	1.38	2.07	2.40	3.55
32	1.93	1.93	2.46	3.66	4.70	1.39	1.39	2.08	2.42	3.56
33	1.90	1.90	2.51	3.62	4.71	1.40	1.40	2.09	2.44	3.57
34	1.90	1.90	2.53	3.61	4.73	1.42	1.42	2.10	2.46	3.58
35	1.94	1.94	2.55	3.70	4.75	1.44	1.44	2.12	2.50	3.59
36	2.06	2.06	2.59	3.93	4.77	1.47	1.47	2.14	2.76	3.60
37	2.23	2.23	2.82	4.28	4.80	1.67	1.67	2.16	3.16	3.61
38	2.45	2.45	3.11	4.72	5.22	1.90	1.90	2.39	3.62	3.98
39	2.65	2.65	3.37	5.12	5.67	2.14	2.14	2.70	4.10	4.52
40	2.89	2.89	3.69	5.59	6.20	2.42	2.42	3.07	4.66	5.15
41	2.95	2.95	3.85	5.81	6.49	2.54	2.54	3.30	4.98	5.55
42	3.05	3.05	4.08	6.11	6.87	2.66	2.66	3.55	5.31	5.97
43	3.13	3.13	4.27	6.37	7.21	2.73	2.73	3.71	5.53	6.25
44	3.25	3.25	4.53	6.72	7.65	2.79	2.79	3.86	5.72	6.50
45	3.42	3.42	4.81	7.11	8.13	2.86	2.86	4.01	5.92	6.76
46	3.60	3.60	5.14	7.57	8.70	2.93	2.93	4.16	6.12	7.03
47	3.81	3.81	5.51	8.09	9.33	2.99	2.99	4.31	6.31	7.28
48	4.02	4.02	5.88	8.60	9.97	3.05	3.05	4.45	6.51	7.53
49	4.25	4.25	6.29	9.17	10.66	3.12	3.12	4.60	6.71	7.79
50	4.48	4.48	6.68	9.72	11.35	3.21	3.21	4.78	6.96	8.11
51	4.94	4.94	7.38	10.63	12.53	3.47	3.47	5.17	7.44	8.75
52	5.44	5.44	8.15	11.63	13.84	3.74	3.74	5.58	7.96	9.46
53	5.99	5.99	8.98	12.69	15.26	4.07	4.07	6.07	8.58	10.30
54	6.71	6.71	10.07	14.09	17.11	4.50	4.50	6.73	9.41	11.42
55	7.37	7.37	11.07	15.34	18.82	4.90	4.90	7.33	10.16	12.45
56	8.11	8.11	12.19	16.73	20.72	5.33	5.33	7.98	10.96	13.56
57	9.08	9.08	13.66	18.57	23.23	5.90	5.90	8.85	12.04	15.04
58	10.01	10.01	15.06	20.28	25.61	6.43	6.43	9.65	13.00	16.40
59	11.24	11.24	16.92	22.59	28.80	7.13	7.13	10.70	14.28	18.19
60	12.42	12.42	18.71	24.75	31.84	7.74	7.74	11.62	15.38	19.76
61	13.75	13.75	20.72	27.40	35.26	8.39	8.39	12.61	16.68	21.45
62	15.47	15.47	23.31	30.83	39.68	9.24	9.24	13.90	18.39	23.64
63	16.76	16.76	25.26	33.41	43.01	9.82	9.82	14.78	19.54	25.13
64	18.45	18.45	27.83	36.81	47.39	10.62	10.62	15.98	21.14	27.19
65	20.31	20.31	30.64	40.52	52.17	11.49	11.49	17.30	22.88	29.45
66	21.96	21.96	33.14	43.82	56.43	12.23	12.23	18.41	24.35	31.34
67	24.18	24.18	36.49	48.26	62.15	13.26	13.26	19.97	26.41	33.99
68	26.15	26.15	39.47	52.20	67.23	14.13	14.13	21.29	28.16	36.24
69	27.76	27.76	41.89	55.39	71.35	14.80	14.80	22.30	29.49	37.96
70	29.96	29.96	45.22	59.80	77.02	15.82	15.82	23.85	31.55	40.61
71	32.87	32.87	48.71	64.42	82.98	17.30	17.30	25.61	33.87	43.61
72	35.96	35.96	52.32	69.19	89.14	19.01	19.01	27.63	36.54	47.04
73	40.12	40.12	57.27	75.74	97.58	21.42	21.42	30.56	40.41	52.03
74	44.77	44.77	62.69	82.90	106.81	24.27	24.27	33.97	44.92	57.85
75	50.02	50.02	68.69	90.83	117.03	27.64	27.64	37.93	50.16	64.60
76	55.95	55.95	75.30	99.57	128.30	31.60	31.60	42.51	56.21	72.40
77	62.66	62.66	82.61	109.25	140.77	36.25	36.25	47.77	63.17	81.38
78	70.18	70.18	90.62	119.83	154.41	41.68	41.68	53.79	71.14	91.64
79	78.59	78.59	99.32	131.34	169.24	47.94	47.94	60.57	80.10	103.20
80	87.93	87.93	108.73	143.77	185.28	55.10	55.10	68.11	90.06	116.04
81	97.16	97.16	118.82	155.70	202.48	62.49	62.49	76.40	100.12	130.17
82	107.08	107.08	129.49	168.17	220.67	70.68	70.68	85.45	110.97	145.60
83	117.77	117.77	140.80	181.25	239.96	79.69	79.69	95.25	122.61	162.31
84	129.67	129.67	153.26	195.55	261.19	89.54	89.54	105.81	135.01	180.31
85	141.50	141.50	166.56	210.78	283.00	97.32	97.32	115.02	145.99	194.65
86	153.65	153.65	180.86	228.88	307.31	105.77	105.77	125.00	158.66	211.55
87	166.74	166.74	196.26	248.37	333.48	116.67	116.67	137.89	175.01	233.35
88	179.44	179.44	211.21	267.29	358.88	127.30	127.30	150.45	190.96	254.61
89	189.87	189.87	223.50	282.83	379.75	138.85	138.85	164.10	208.28	277.71
90	197.97	197.97	233.02	294.89	395.94	156.24	156.24	184.65	234.36	312.48
91	205.05	205.05	241.36	305.44	410.11	175.57	175.57	207.50	263.36	351.15
92	214.23	214.23	252.17	319.11	428.46	190.66	190.66	225.33	286.00	381.33
93	228.70	228.70	269.19	340.66	457.40	201.33	201.33	237.94	302.00	402.67
94	246.73	246.73	290.43	367.53	493.47	207.68	207.68	245.44	311.52	415.36

KANSAS CITY LIFE

10 and 20 Year Term Premium Rates

GUARANTEED ANNUAL

Level Term

Form J151

Guaranteed Annual YRT Rates

Annual per $1000

* ADD $70.00 POLICY FEE

Attained	MALE	MALE	FEMALE	FEMALE
Age	SNT	ST	SNT	ST

30	2.58	4.70	2.10	3.56
31	2.63	4.85	2.15	3.70
32	2.46	5.01	2.21	3.86
33	2.54	5.26	2.28	4.02
34	2.64	5.55	2.40	4.27
35	2.77	5.89	2.49	4.46
36	2.91	6.29	2.64	4.80
37	3.09	6.80	2.82	5.24
38	3.28	7.39	3.03	5.72
39	3.51	8.06	3.26	6.27
40	3.76	8.82	3.52	6.90
41	4.06	9.72	3.82	7.66
42	4.35	10.64	4.13	8.37
43	4.70	11.69	4.43	9.11
44	5.04	12.79	4.74	9.84
45	5.45	14.04	5.06	10.60
46	5.90	15.30	5.40	11.38
47	6.37	16.67	5.77	12.21
48	6.88	18.10	6.18	13.07
49	7.46	19.72	6.60	13.99
50	8.07	21.42	7.09	15.05
51	8.79	23.40	7.62	16.11
52	9.63	25.60	8.21	17.30
53	10.57	28.11	8.91	18.71
54	11.66	30.94	9.26	20.14
55	12.86	33.94	10.38	21.64
56	14.19	37.20	11.16	23.13
57	15.61	40.56	11.95	24.56
58	17.14	44.15	12.69	25.90
59	18.87	47.88	13.49	27.29
60	20.79	52.01	14.42	28.81
61	22.93	56.66	15.52	30.77
62	25.37	61.89	16.92	33.15
63	28.15	67.82	18.67	36.35
64	31.30	74.36	20.73	39.92
65	34.77	81.43	22.97	43.94
66	38.51	88.80	25.38	47.90
67	42.56	96.53	27.83	52.03
68	46.91	104.48	30.29	55.77
69	51.66	112.96	32.92	59.97
70	57.01	122.31	35.96	64.42
71	64.07	132.67	39.60	70.19
72	70.08	144.45	44.09	77.35
73	78.13	157.71	49.58	86.07
74	87.16	172.16	56.03	96.25
75	96.85	188.15	63.33	107.56
76	107.17	204.63	71.36	119.74
77	118.02	221.32	79.96	132.53
78	129.28	237.94	89.17	145.85
79	141.24	254.99	99.23	160.12
80	154.36	273.22	110.56	175.93
81	168.96	293.06	123.55	193.81
82	185.45	315.09	138.56	214.23
83	204.05	339.47	155.84	237.38
84	224.37	365.26	174.99	264.59
85	245.97	391.62	195.99	291.79
86	268.42	417.69	218.43	322.67
87	291.51	443.09	242.44	352.43
88	314.79	470.82	267.79	386.08
89	338.57	498.19	294.82	418.08
90	363.18	525.60	323.54	454.92
91	389.03	553.61	354.49	494.22
92	416.96	583.38	388.56	537.07
93	448.15	621.62	427.36	585.64
94	487.82	670.84	474.83	645.21

SCHEDULE B-II

NET COINSURANCE PREMIUMS

COINSURANCE ALLOWANCES

Kansas City Life 10 and 20 Year Term Allowances

KANSAS CITY LIFE

Level 10 and 20 Year Term Allowances

Gross Coninsurance Allowances

Level 10 MALE				Level 10 FEMALE

PENT				PENT

	1st Yr	[****]	[****]		1st Yr	[****]	[****]
	Renewal	[****]	[****]		Renewal	[****]	[****]
		[****]	[****]			[****]	[****]
		[****]	[****]			[****]	[****]
		[****]	[****]			[****]	[****]
		[****]	[****]			[****]	[****]

PNT				PNT

	1st Yr	[****]	[****]		1st Yr	[****]	[****]
	Renewal	[****]	[****]		Renewal	[****]	[****]
		[****]	[****]			[****]	[****]
		[****]	[****]			[****]	[****]
		[****]	[****]			[****]	[****]
		[****]	[****]			[****]	[****]

NT				NT

	1st Yr	[****]	[****]		1st Yr	[****]	[****]
	Renewal	[****]	[****]		Renewal	[****]	[****]
		[****]	[****]			[****]	[****]
		[****]	[****]			[****]	[****]
		[****]	[****]			[****]	[****]
		[****]	[****]			[****]	[****]

PT				PT

	1st Yr	[****]	[****]		1st Yr	[****]	[****]
	Renewal	[****]	[****]		Renewal	[****]	[****]
		[****]	[****]			[****]	[****]
		[****]	[****]			[****]	[****]
		[****]	[****]			[****]	[****]
		[****]	[****]			[****]	[****]

T				T

	1st Yr	[****]	[****]		1st Yr	[****]	[****]
	Renewal	[****]	[****]		Renewal	[****]	[****]
		[****]	[****]			[****]	[****]
		[****]	[****]			[****]	[****]
		[****]	[****]			[****]	[****]
		[****]	[****]			[****]	[****]

1Of2

KANSAS CITY LIFE

Level 10 and 20 Year Term Allowances

Gross Coninsurance Allowances

Level 20 MALE				Level 20 FEMALE

PENT				PENT
	1st Yr	[****]	[****]		1st Yr	[****]	[****]
	Renewal	[****]	[****]		Renewal	[****]	[****]
		[****]	[****]			[****]	[****]
		[****]	[****]			[****]	[****]
		[****]	[****]			[****]	[****]
		[****]	[****]			[****]	[****]

PNT				PNT
	1st Yr	[****]	[****]		1st Yr	[****]	[****]
	Renewal	[****]	[****]		Renewal	[****]	[****]
		[****]	[****]			[****]	[****]
		[****]	[****]			[****]	[****]
		[****]	[****]			[****]	[****]
		[****]	[****]			[****]	[****]

NT				NT
	1st Yr	[****]	[****]		1st Yr	[****]	[****]
	Renewal	[****]	[****]		Renewal	[****]	[****]
		[****]	[****]			[****]	[****]
		[****]	[****]			[****]	[****]
		[****]	[****]			[****]	[****]
		[****]	[****]			[****]	[****]

PT				PT
	1st Yr	[****]	[****]		1st Yr	[****]	[****]
	Renewal	[****]	[****]		Renewal	[****]	[****]
		[****]	[****]			[****]	[****]
		[****]	[****]			[****]	[****]
		[****]	[****]			[****]	[****]
		[****]	[****]			[****]	[****]

T				T
	1st Yr	[****]	[****]		1st Yr	[****]	[****]
	Renewal	[****]	[****]		Renewal	[****]	[****]
		[****]	[****]			[****]	[****]
		[****]	[****]			[****]	[****]
		[****]	[****]			[****]	[****]
		[****]	[****]			[****]	[****]

2of2

SCHEDULE B-III

NET COINSURANCE PREMIUMS

DISABILITY WAIVER OF PREMIUM BENEFIT COINSURANCE PREMIUMS

Kansas City Life 10 and 20 Year Term Premium Rates - Waiver of Premium

KANSAS CITY LIFE

10 and 20 Year Term Premium Rates

Waiver of Premium

Sheet1

Annual Rider Rates per 1000					YRT Rates After Initial Term Period

Age	Level 10	Age	Level 20	Age

20	0.10	20	0.11	30	0.11
21	0.10	21	0.11	31	0.11
22	0.10	22	0.11	32	0.11
23	0.10	23	0.11	33	0.12
24	0.10	24	0.11	34	0.12
25	0.10	25	0.11	35	0.13
26	0.10	26	0.11	36	0.14
27	0.10	27	0.11	37	0.15
28	0.10	28	0.11	38	0.16
29	0.10	29	0.11	39	0.18
30	0.10	30	0.11	40	0.20
31	0.10	31	0.11	41	0.22
32	0.10	32	0.11	42	0.24
33	0.11	33	0.12	43	0.27
34	0.11	34	0.12	44	0.30
35	0.12	35	0.13	45	0.34
36	0.12	36	0.14	46	0.42
37	0.13	37	0.15	47	0.48
38	0.14	38	0.16	48	0.55
39	0.15	39	0.18	49	0.67
40	0.17	40*	0.20	50	0.75
41	0.19	41*	0.22	51	1.04
42	0.21	42*	0.24	52	1.32
43	0.24	43*	0.27	53	1.63
44	0.27	44*	0.30	54	2.04
45	0.29	45*	0.34	55	2.46
46	0.31	46*	0.42	56+	3.00
47	0.35	47*	0.48	57+	3.30
48	0.42	48*	0.55	58+	3.82
49	0.51	49*	0.67	59+	4.91
50*	0.64	50*	0.75
51*	0.81	51*	1.04
52*	1.01	52*	1.32
53*	1.23	53*	1.63
54*	1.53	54*	2.04
55*	1.93	55*	2.46

*	These rates are payable to age 60, where the coverage on this rider expires.
+	Rates for Renewal Only

1 of 1

SCHEDULE 8-IV

NET COINSURANCE PREMIUMS

RATES AFTER EXERCISE OF TERM CONVERSION OPTION

Reinsurance Rates For After Conversion

Male Nonsmoker/Age Nearest Birthday

Policy Year

Issue Age	Policy Year																Attained Age
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Ult
0	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	15
1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	16
2	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	17
3	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	18
4	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	19

5	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	20
6	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	21
7	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	22
8	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	23
9	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	24

10	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	25
11	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	26
12	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	27
13	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	28
14	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	29

15	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	30
16	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	31
17	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	32
18	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	33
19	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	34

20	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	35
21	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	36
22	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	37
23	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	38
24	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	39

25	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	40
26	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	41
27	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	42
28	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	43
29	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	44

30	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	45
31	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	46
32	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	47
33	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	48
34	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	49

35	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	50
36	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	51
37	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	52
38	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	53
39	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	54

40	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	55
41	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	56
42	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	57
43	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	58
44	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	59

45	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	60
46	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	61
47	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	62
48	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	63

Male Nonsmoker/Age Nearest Birthday

Policy Year

Issue Age	Policy Year																Attained Age
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Ult
49	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	64
50	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	65
51	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	66
52	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	67
53	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	68
54	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	69

55	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	70
56	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	71
57	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	72
58	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	73
59	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	74

60	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	75
61	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	76
62	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	77
63	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	78
64	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	79

65	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	80
66	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	81
67	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	82
68	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	83
69	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	84

70	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	85
71	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	86
72	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	87
73	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	88
74	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	89

75	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	90
76	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	91
77	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	92
78	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	93
79	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	94

80	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	95

																[****]	96
																[****]	97
																[****]	98
		SUBSTANDARD EXTRA RATES ARE CALCULATED BY MULTIPLYING														[****]	99

		BY THE APPROPRIATE EXTRA MORTALITY FACTOR (25% PER TABLE)														[****]	100
																[****]	101
		FEMALE RATES:			AGES 0		SAME AS MALE RATES									[****]	102
					AGES 25 29		SAME AS MALE AGE 25 RATES									[****]	103
					AGES 30 & OVER		SAME AS MALE RATES 5 YEARS YOUNGER									[****]	104

																[****]	105

Male Smoker/Age Nearest Birthday

Policy Year

Issue Age	Policy Year																Attained Age
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Ult
0	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	15
1	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	16
2	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	17
3	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	18
4	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	19

5	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	20
6	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	21
7	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	22
8	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	23
9	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	24

10	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	25
11	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	26
12	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	27
13	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	28
14	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	29

15	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	30
16	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	31
17	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	32
18	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	33
19	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	34

20	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	35
21	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	36
22	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	37
23	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	38
24	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	39

25	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	40
26	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	41
27	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	42
28	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	43
29	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	44

30	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	45
31	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	46
32	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	47
33	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	48
34	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	49

35	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	50
36	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	51
37	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	52
38	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	53
39	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	54

40	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	55
41	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	56
42	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	57
43	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	58
44	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	59

45	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	60
46	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	61
47	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	62
48	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	63

Male Smoker/Age Nearest Birthday

Policy Year

Issue Age	Policy Year																Attained Age
	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Ult
49	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	64
50	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	65
51	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	66
52	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	67
53	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	68
54	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	69

55	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	70
56	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	71
57	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	72
58	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	73
59	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	74

60	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	75
61	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	76
62	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	77
63	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	78
64	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	79

65	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	80
66	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	81
67	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	82
68	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	83
69	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	84

70	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	85
71	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	86
72	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	87
73	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	88
74	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	89

75	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	90
76	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	91
77	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	92
78	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	93
79	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	94

80	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	95

																[****]	96
																[****]	97
																[****]	98
		SUBSTANDARD EXTRA RATES ARE CALCULATED BY MULTIPLYING														[****]	99

		BY THE APPROPRIATE EXTRA MORTALITY fACTOR (25% PER TABLE)														[****]	100
																[****]	101
		FEMALE RATES:		AGES 0 - 24			SAME AS MALE RATES									[****]	102
				AGES 25 - 29			SAME AS MALE AGE 25 RATES									[****]	103
				AGES 30 & OVER			SAME AS MALE RATES 5 YEARS YOUNGER									[****]	104

																[****]	105

SCHEDULE C

REPORTING INFORMATION

INFORMATION ON RISKS REINSURED

1. Type of Transaction

2. Effective Date of Transaction

3. Automatic/Facultative Indicator

4. Policy Number

5. Full Name of Insured

6. Date of Birth

7. Sex

8. SmokerlNonsmoker

9. Policy Plan Code

10. Insured’s State of Residence

11. Issue Age

12. Issue Date

13. Duration from Original Policy Date

14. Face Amount Issued

15. Reinsured Amount (Initial Amount)

16. Reinsured Amount (Current Amount at Risk)

17. Change in Amount at Risk Since Last Report

18. Death Benefit Option (For Universal Life Type Plans)

19. ADS Amount (If Applicable)

20. Substandard Rating

21. Flat Extra Amount Per Thousand

22. Duration of Flat Extra

23. PW Rider (Yes or No)

24. Previous Policies (Yes or No)

25. Net Coinsurance Premiums

SCHEDULE C, CONTINUED

SAMPLE POLICY EXHIBIT SUMMARY

(Life Reinsurance Only)

CEDING COMPANY:

REINSURER:

ACCOUNT NO:

PREPARED BY:

DATE PREPARED:                                                             Phone: ~

TYPE OF REINSURANCE:

Yearly Renewable Term

Coinsurance

Modified Coinsurance

Other

VALUATION DATE:

NUMBER OF POLICIES	AMOUNT OF REINSURANCE

A. In Force Beginning of Period

B. New Paid Reinsurance Ceded

C. Reinstatements

D. Revivals

E. Increases (Net)

F. Conversion In

G. Transfers In

H. Total Increases (B - G)

I. Deaths

J. Maturities

K. Cancellations

L. Expires

M. Surrenders

N. Lapses

O. Recaptures

P. Other Decreases (Net)

Q. Reductions

R. Conversions Out

S. Transfers Out

T. Total Decreases (I - S)

U. Current In Force

(A + H-T)

SCHEDULE C, CONTINUED

SAMPLE RESERVE CREDIT SUMMARY

CEDING COMPANY:

REINSURER:

ACCOUNT NO:

PREPARED BY:

DATE PREPARED:                                                             Phone: ~

TYPE OF REINSURANCE:

Yearly Renewable Term

Coinsurance

Modified Coinsurance

Other

VALUATION DATE:

TYPE OF RESERVES:

Statutory

GAAP

Tax

	MORTALITY	VALUATION BASIS INTEREST	VALUATION	ISSUE YEAR RANGE	INFORCE COUNT	INFORCE AMOUNT	RESERVE CREDIT

A. Life Insurance

B. Accidental Death Benefit

C. Disability Active Lives

D. Disability Disabled Lives

E. Other

Please Explain

GRAND TOTAL:

SCHEDULE C, CONTINUED

SAMPLE ACCOUNTING SUMMARY

CEDING COMPANY:

REINSURER:

ACCOUNT NO:

PREPARED BY:

DATE PREPARED:                                                         Phone:

TYPE OF REINSURANCE:

Yearly Renewable Term

Coinsurance

Modified Coinsurance

Other

VALUATION DATE:

	LIFE	WP	AD	TOTAL

Coinsurance Premiums
First Year
Renewal

Coinsurance Allowances
First Year
Renewal

Adjustments
First Year
Renewal

Net Due Reinsurer
First Year
Renewal

TOTAL DUE

(The above information should be a summary of the detailed

information provided to Reinsurer.)

SCHEDULE D

FACULTATIVE FORMS

(See attached sample forms.)

Application for Reinsurance

Notification of Reinsurance

EXHIBIT I

CEDING COMPANY’S UNDERWRITING GUIDELINES

Underwriting

Requirements

Guide

April 2001

KANSAS CITY LIFE

Medical Underwriting Guidelines

Amounts	0-14	15-39	40-49	50-65	66 & over

$0 to 49,999	Non-Med	Non-Med	Non-Med	Paramed Non-med*	Paramed Non-med*

50,000 to 99,999	Non-Med	Oral Fluids	Oral Fluids	Paramed Blood Profile HOS	Paramed Blood Profile HOS

100,000 to 300,000	Non-Med	Amplified Blood Profile HOS	Amplified Blood Profile HOS	Paramed Blood Profile HOS	Paramed Blood Profile HOS, EKG

300,001 to 1,000,000	Consult Home Office	Paramed Blood Profile HOS	Paramed Blood Profile HOS	Paramed Blood Profile HOS, EKG	Paramed Blood Profile HOS, EKG

1,000,001 to 2,000,000	Consult Home Office	Paramed Blood Profile HOS	Paramed Blood Profile HOS, EKG	MD Exam Blood Profile HOS, EKG	MD Exam Blood Profile HOS, EKG

Over $2,000,000	Consult Home Office	Paramed Blood Profile HOS, EKG	MD Exam Blood Profile HOS, EKG	MD Exam Blood Profile HOS, EKG**	MD Exam Blood Profile HOS, EKG**

*Paramedical	exam required if physical by a doctor, clinic or hospital has not been done within 12 months.
**SEKG	needed in lieu of resting EKG at ages 50 through 70 at $5,000,000 and above.

Amount is determined by coverage applied for plus coverage in force with Kansas City life issued within the last 10 years.

Blood Profile and HOS are determined by coverage applied for plus coverage in force with Kansas City Life issued within the last 2 years.

At its discretion New Business may order requirements other than those shown in this guide.

Amplified Blood Profile

Includes blood profile as well as height, weight, blood pressure, pulse and Home Office Specimen (HOS). Arrange to be done through the examiner. The health statement on the application must be completed.

Paramedical

A basic paramedical examination. This includes a medical history, height, weight, blood pressure, pulse and urine test.

Approved Paramedical Companies

Examination Management Services, Inc.

(EMSI)	800-872-3674
Portamedic	800-782-7373
APPS	800-635-1677
Exam One	800-333-9947

Examiners associated with appointed paramedical organizations will be aware of our requirements for the age and amount applied for. They should have the necessary supplies including the kits for blood profile.

Examinations

Agents are to furnish the doctor or paramed with the proper exam form. Exams are to be mailed directly to the Home Office whether completed by paramed or M.D. They are not to be sent through the agent or agency. When our requirements call for a paramed and the agent or applicant chooses to use a doctor, the maximum amount to be paid by Kansas City Life is the amount of the sight draft attached to the exam form, $75.00.

M.D. Exam

Any licensed practicing family or general practitioner including the personal physician, either an M.D. or D.O can perform the exam.

12 lead resting electrocardiogram without interpretation. Arrange to be done through the examiner.

Stress electrocardiogram (treadmill) without interpretation. Arrange to be done through the examiner.

Blood chemistry panel. (Special kits are available at KCL Home Office and must be delivered to the examiner at the time of the exam. Our appointed paramedical facilities also stock them. The blood sample is forwarded to LabOne, P.O. Box 2035, Shawnee Mission, KS 6620 1-9952 or Osborn Laboratories. P.O. Box 2920, Shawnee Mission, KS 66201.) The applicant should fast for 4 hours before the blood is drawn.

Home Office Specimen (urine sample) is to be forwarded to LabOne, P.O. Box 2035, Shawnee Mission, KS 66201-9952 or Osborn Laboratories. P.O. Box 2920, Shawnee Mission, KS 66201.

Oral Fluid Specimen

A non-invasive collection device to collect oral fluid specimens. The specimen is to be collected by the agent and forwarded to LabOne, P.O. Box 2035, Shawnee Mission, KS 66201-9952.

Age of insured for these products is determined by age nearest birthday.

Inspections

Home Office or third party interview inspections may be made on life applications. ALL applicants must be given the notice that they may be inspected (Privacy Notice attached to application).

Temporary Insurance Agreements (TIA)

General

A TIA should be used whenever the Primary Insured submits money for a policy (except an annuity) before it is issued. No money may be submitted on applications for over $1,000,000.

Premium Requirements

To bind coverage under the TIA, the premium submitted with the application should be the greater of the following’

(1)	the full modal premium stated on the application; or

(2)	two monthly premiums (one monthly premium for PAC or Combined Billing/Family Plan modes) in cash.

“Monthly premium” referred to above is defined as follows:

(1)	for new business, rollovers, conversions and exchanges:

(a)	traditional policies: the full monthly premium.

(b)	UL policies: the greater of the planned premium on a monthly mode and the minimum monthly premium.

(c)	single premium UL rollover: the minimum monthly premium.

The amount of premium submitted is subject to a maximum of the modal/planned premium for $250,000 face amount.

Financial Underwriting

Purpose	Formula

Personal Coverage	Age Factor
and income	20-35 20
Replacement	36-40 17
(Factor x income)	41-45 14
46-50 12
51-59 10
60-65 7
66+ 5

Estate Planning Taxable Estate Value x Tax Rato

Juvenile Coverage Individual Consideration

Charitable Giving Individual Consideration

Buy/Sell, Stock Business Valuation x Redemption Percent of Ownership

Key Person 5- 10 X Current Salary Plus bonus

Creditor, Loan 75% Of Outstanding Coverage Loan Amount

Please keep in mind that the above guidelines are rules of thumb and should not be used in place of in depth financial planning analysis of your client’s needs. For more specific information and requirements, refer to the Financial Underwriting module.

Preferred Underwriting Guidelines

Applicants with a rateable impairment will not qualify. To be considered for the Preferred classification, all applicants must meet the following criteria:

• Tobacco Use	1 year nicotine free

Blood Pressure Control	Ages 0-50 135/85
Ages 51-up 145/90

Personal History	No personal history of cardiovascular disease, diabetes and/or cancer.

Family History	No deaths of parents or siblings of cardiovascular disease, diabetes or cancer before age 60, or presence of any other hereditary disease.

Driving History	No more than 2 moving violations in the last 3 years.

Total Cholesterol	250 max

Cholesterol/HDL Ratio 6.5

Aviation	No private pilots unless aviation exclusion is used. Pilots with flat extra would not qualify. Commercial pilots would be eligible.

Foreign Travel/Residence No Formal Policy

Occupation	Not hazardous

Avocation	Not rateable

Applicant cannot exceed the following build requirements.

HEIGHT	PREFERRED WEIGHT	HEIGHT	PREFERRED WEIGHT
4’8”	136	5’9”	207
4’9”	141	5’l0”	213
4’l0”	146	5’ll”	219
4’ll”	151	6’0”	225
5’0”	157	6’l”	232
5’1”	162	6’2”	238
5’2”	167	6’3”	244
5’3”	173	6’4”	251
5’4”	178	6’5”	258
5’5”	184	6’6”	264
5’6”	189	6’7”	271
5’7”	195	6’8”	278
5’8”	201	6’9”	285

Preferred Elite Underwriting Guidelines for Level 10 and Level 20 Products

Applicants with a rateable impairment will not qualify. To be considered for the Preferred Elite classification, all applicants must meet the following criteria:

• Tobacco Use	5 years nicotine free

Blood Pressure Control No medication

Ages 0-50 135/85

Ages 51-up 140/90

Personal History	No personal history of cardiovascular disease, diabetes, cancer, alcohol and/or drug abuse.

Family History	No presence of cardiovascular disease, insulin dependent diabetes or cancer prior to age 60 in parents or siblings, or presence of any other hereditary disease.

Driving History	No more than 2 moving violations in the last 3 years or any DUT within the last 5 years.

Total Cholesterol	No medication 220 max

Cholesterol/HDL Ratio	5.0

Aviation	No private pilots unless aviation exclusion is used. Pilots with flat extra would not qualify. Commercial pilots would be eligible.

Foreign Travel/Residence Must be a permanent resident and no extensive foreign travel.

Occupation	Not hazardous

Avocation	Not rateable

• Applicant cannot exceed the following build requirements.

HEIGHT	PREFERRED ELITE WEIGHT	HEIGHT	PREFERRED ELITE WEIGHT
4’8”	123	5’9”	186
4’9”	127	5’l0”	192
4’l0”	132	5’ll”	197
4’ll”	136	6’0”	203
5’0”	141	6’l”	208
5’1”	146	6’2”	214
5’2”	151	6’3”	220
5’3”	155	6’4”	226
5’4”	160	6’5”	232
5’5”	165	6’6”	238
5’6”	171	6’7”	244
5’7”	176	6’8”	250
5’8”	181	6’9”	257

AMENDMENT 1

Effective September 1, 2002

To

AUTOMATIC AND FACULTATIVE

REINSURANCE AGREEMENT

(COINSURANCE BASIS)

Effective May 1, 2002

(the “Agreement”)

between

KANSAS CITY LIFE INSURANCE COMPANY

(“Ceding Company”)

and

SECURITY LIFE OF DENVER INSURANCE COMPANY

(“Reinsurer”)

WHEREAS, the Reinsurer currently reinsures Ceding Company’s plans under the Agreement; and

WHEREAS, the Ceding Company wishes to amend or modify the following for policies issued on or after the Effective Date of this Amendment:

1. Plans Reinsured; and

2. Automatic Reinsurance Amount; and

3. Automatic Net Coinsurance Premiums - Life; and

WHEREAS, the Reinsurer wishes to accept these amendments and modifications;

AGREEMENT

The parties agree to the following:

1. Schedule A, Section 1, Automatic Reinsurance, is amended to include the following:

Effective September 1. 2002:

Plans

Advantage 10 Year Level Premium Term Plan

Advantage 15 Year Level Premium Term Plan

Advantage 20 Year Level Premium Term Plan

Advantage 30 Year Level Premium Term Plan

Non-Advantage 15 Year Level Premium Term Plan

Non-Advantage 30 Year Level Premium Term Plan

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2. Schedule A, Section 2.a, Automatic Reinsurance Amount, is amended to include the following:

Effective September 1. 2002.

The Ceding Company will retain 10.0% of the Net Amount at Risk, as defined in Section 8 of Schedule A, up to the Ceding Company’s Maximum Dollar Retention Limits as shown in Section 3 of Schedule A, with the remaining amount to be ceded to the pool.

Subject to the Reinsurers’ Automatic Acceptance Limits in Section 4 of Schedule A, the Reinsurer shall reinsure 90.0% of the ceded Net amount at Risk.

3. Schedule B, Section 1.a is amended to include the following:

Effective September 1. 2002:

Net coinsurance premiums pursuant to Article 7.c. are determined using the following: the standard annual coinsurance premiums per $1000 reinsured are the KCL Final Term Rates, attached to this Amendment 1, as schedule B-V.

The coinsurance allowances are the Gross Allowances, attached to this Amendment 1, as Schedule B-VI, with the Ceding Company receiving these allowances less [****]* in all years.

*	This is the fee being paid directly to [****] by the Reinsurer on behalf of the Ceding Company.

4. Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

In witness of the above, Ceding Company and the Reinsurer have, by their respective officers, executed and delivered this Amendment in duplicate on the dates indicated below, with an effective date of September 1, 2002.

KANSAS CITY LIFE INSURANCE COMPANY		SECURITY LIFE OF DENVER INSURANCE COMPANY

By:	/s/ Donald C. Remfert	By:	/s/ Jim Koher

Title:	AVP & Associate Actuary	Title:	Executive Director

Date:	7/25/03	Date:	7/31/03

By:	/s/ David L. Metzler	By:	/s/ Lloyd Spencer

Title:	AVP & Associate Actuary	Title:	Vice President

Date:	7/25/03	Date:	August 1, 2003

SCHEDULE_V

NET COINSURANCE PREMIUMS

STANDARD ANNUAL COINSURANCE PREMIUMS

KCL Final Term Rates

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0252·3153·01 Schedule a-v.xrs, Level 15 Nonadvantage

Rates for Initial Guaranteed Period

RATES
Level 15	1/6/03

	MALE					FEMALE
Issue Age	PBN	PNT	SNT	PT	5T	PBN	PNT	5NT	PT15T
18	0.49	0.62	0.89	1.33	2.20	0.43	0.50	0.68	1.06	1.46
19	0.49	0.62	0.89	1.33	2.20	0.43	0.50	0.68	1.06	1.46
20	0.49	0.62	0.89	1.33	2.20	0.43	0.50	0.68	1.06	1.46
21	0.49	0.62	0.89	1.33	2.20	0.43	0.50	0.68	1.06	1.46
22	0.49	0.62	0.89	1.33	2.20	0.43	0.50	0.68	1.06	1.46
23	0.49	0.62	0.89	1.33	2.20	0.43	0.50	0.68	1.06	1.46
24	0.49	0.62	0.89	1.33	2.20	0.43	0.50	0.68	1.06	1.46
25	0.49	0.62	0.89	1.33	2.20	0.43	0.50	0.68	1.06	1.46
26	0.49	0.63	0.89	1.33	2.20	0.44	0.52	0.68	1.06	1.47
27	0.50	0.64	0.90	1.34	2.20	0.46	0.54	0.68	1.07	1.48
28	0.51	0.65	0.91	1.35	2.21	0.48	0.56	0.68	1.07	1.50
29	0.52	066	0.92	1.36	2.22	0.50	0.58	0.68	1.08	1.53
30	0.53	0.67	0.93	1.40	2.23	0.52	0.59	0.68	1.09	1.55
31	053	0.68	0.94	1.43	2.24	0.52	0.59	0.70	1.11	1.58
32	0.54	0.69	0.96	1.48	2.25	0.52	0.60	0.72	1.15	1.65
33	0.55	0.70	0.98	1.54	2.28	0.53	0.61	0.75	1.18	1.69
34	0.56	0.71	1.00	1.61	2.32	0.53	0.62	0.78	1.23	1.76
35	0.57	0.72	1.02	1.70	2.31	0.53	0.63	0.83	1.30	1.83
36	0.60	0.16	1.07	1.83	2.56	0.56	0.61	0.88	1.40	1.96
37	0.64	0.80	1.13	1.91	2.71	0.59	0.71	0.93	1.52	2.08
38	0.68	0.84	1.16	2.14	3.01	0.62	0.75	0.99	1.64	2.24
39	0.73	0.69	1.26	2.33	3.28	0.65	0.80	1.06	1.79	2.43
40	0.78	0.95	1.33	2.53	3.58	0.69	0.85	1.13	1.94	2.62
41	0.85	1.03	1.44	2.82	3.92	0.76	0.93	1.23	2.15	2.86
42	0.93	1.11	1.57	3.15	4.29	0.83	1.01	1.33	2.35	3.11
43	1.01	1.20	1.70	3.51	4.70	0.90	1.09	1.43	2.57	3.35
44	1.11	1.31	1.86	3.90	5.13	0.98	1.18	1.54	2.80	3.61
45	1.21	1.42	2.03	4.32	5.58	1.06	1.28	1.66	3.04	3.88
46	1.33	1.58	2.26	4.79	6.20	1.12	1.36	1.76	3.26	4.16
47	1.45	1.71	2.52	5.30	6.88	1.19	1.45	1.87	3.49	4.47
48	1.59	1.97	2.80	5.86	7.64	1.27	1.55	1.99	3.75	4.80
49	1.75	2.21	3.13	6.49	8.49	1.35	1.65	2.12	4.03	5.16
50	1.94	2.48	3.51	7.21	9.46	1.44	1.77	2.27	4.33	5.55
51	2.11	2.65	3.76	7.78	10.05	1.55	1.91	2.45	4.64	5.99
52	2.30	2.83	4.03	8.42	10.69	1.68	2.06	2.65	4.99	6.48
53	2.51	3.03	4.33	9.10	11.36	1.81	2.21	2.85	5.34	6.99
54	2.74	3.25	4.66	9.82	12.02	1.94	2.38	3.07	5.70	7.51
55	2.99	3.47	5.00	10.55	12.67	2.08	2.54	3.29	6.05	8.02
56	3.30	3.84	5.46	11.47	14.01	2.26	2.73	3.58	6.43	8.71
57	3.64	4.26	6.01	12.42	15.45	2.44	2.92	3.87	6.81	9.42
58	4.02	4.74	6.61	13.45	17.02	2.64	3.14	4.21	7.22	10.19
59	4.45	5.27	7.27	14.59	18.79	2.88	3.39	4.60	7.70	11.09
60	4.93	5.87	8.01	15.88	20.79	3.17	3.70	5.08	8.30	12.18
61	5.48	6.53	8.83	17.25	22.74	3.48	4.00	5.52	9.14	13.12
62	6.10	7.28	9.75	18.77	24.92	3.87	4.31	6.06	10.15	14.27
63	6.79	8.11	10.77	20.42	27.30	4.30	4.18	6.66	11.30	15.54
64	7.55	9.03	11.88	22.16	29.83	4.77	5.21	7.30	12.52	16.86
65	8.38	10.03	13.07	23.95	32.47	5.26	5.64	7.95	13.79	18.18
66	9.60	11.23	14.52	27.09	35.92	5.68	6.30	8.76	15.61	20.21
67	10.98	12.55	16.12	30.52	39.63	6.55	7.01	9.61	17.55	22.34
68	12.54	14.04	17.90	34.33	43.71	7.30	7.80	10.57	19.72	24.70
69	14.34	15.74	19.92	38.63	51.48	8.18	8.74	11.69	22.26	27.48
70	16.43	17.69	22.24	43.53	58.05	9.26	9.88	13.06	25.41	30.95

*	Add $70 POLICY FEE

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0252-3153-01 Schedule B—V.xls, level30 Nonadveraage

Rates for Initial Guaranteed Period

RATES
Level 30	1/7/03

	MALE					FEMALE
Issue Age	PENT	PNT	SNT	PT	ST	PENT	PNT	SNT	PT	ST
18	1.01	1.23	1.70	2.47	3.60	0.78	1.00	1.28	2.05	2.60
19	1.01	1.23	1.70	2.47	3.60	0.78	1.00	1.28	2.05	2.60
20	1.01	1.23	1.70	2.47	3.60	0.78	1.00	1.28	2.05	2.60
21	1.01	1.23	1.70	2.47	3.61	0.78	1.00	1.28	2.05	2.61
22	1.01	1.23	1.70	2.47	3.61	0.78	1.00	1.28	2.05	2.62
23	1.01	1.23	1.70	2.47	3.62	0.78	1.00	1.28	2.05	2.63
24	1.01	1.23	1.70	2.47	3.62	0.78	1.00	1.28	2.05	2.64
25	1.01	1.23	1.70	2.47	3.63	0.78	1.00	1.28	2.05	2.65
26	1.02	1.24	1.71	2.49	3.66	0.79	1.01	1.29	2.06	2.72
27	1.03	1.25	1.73	2.51	3.69	0.80	1.01	1.31	2.08	2.80
28	1.04	1.28	1.75	2.55	3.72	0.81	1.02	1.34	2.10	2.91
29	1.06	1.31	1.77	2.61	3.75	0.82	1.02	1.36	2.14	3.03
30	1.08	1.36	1.82	2.71	3.78	0.83	1.03	1.39	2.16	3.13
31	1.10	1.38	1.89	2.85	3.93	0.84	1.03	1.42	2.23	3.17
32	1.13	1.42	1.99	3.03	4.14	0.86	1.04	1.46	2.33	3.24
33	1.16	1.46	2.11	3.24	4.38	0.88	1.05	1.51	2.44	3.34
34	1.20	1.51	2.24	3.49	4.67	0.90	1.07	1.56	2.56	3.44
35	1.25	1.57	2.38	3.78	5.01	0.94	1.10	1.65	2.75	3.57
36	1.33	1.65	2.43	4.05	5.37	1.00	1.18	1.73	2.95	3.87
37	1.42	1.73	2.47	4.35	5.78	1.06	1.26	1.82	3.19	4.21
38	1.52	1.82	2.51	4.70	6.24	1.12	1.35	1.91	3.44	4.58
39	1.63	1.93	2.57	5.09	6.77	1.20	1.46	2.02	3.73	5.02
40	1.75	2.04	2.62	5.51	7.33	1.28	1.58	2.13	4.04	5.48
41	1.90	2.27	2.93	6.23	8.16	1.40	1.75	2.36	4.50	5.94
42	2.08	2.52	3.28	7.04	9.08	1.52	1.93	2.61	4.97	6.40
43	2.29	2.81	3.68	7.95	10.11	1.64	2.12	2.86	5.46	6.85
44	2.54	3.13	4.12	8.95	11.22	1.77	2.33	3.14	5.99	7.33
45	2.80	3.49	4.62	10.01	12.39	1.92	2.55	3.45	6.55	7.81
46	3.03	3.77	4.99	10.90	13.49	2.11	2.73	3.69	7.01	8.36
47	3.33	4.16	5.48	11.87	14.36	2.33	3.00	3.99	7.62	8.88
48	3.66	4.58	6.02	12.93	15.28	2.56	3.31	4.33	8.30	9.46
49	4.04	5.07	6.63	14.11	16.27	2.84	3.66	4.71	9.03	10.07
50	4.55	5.73	7.44	15.48	16.98	3.15	4.15	5.20	9.96	10.63

*	Add $70 POLICY FEE

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0252·3153-01 Schedule B-V.xls, level10 Advantage

Rates for Initial Guaranteed Period

RATES
level 10 Advantage 8/28/02

	MALE					FEMALE
Issue Age	PBN	PNT	SNT	PT	ST	PBN	PNT	SNT	PT	ST

18	0.35	0.49	0.68	1.10	1.66	0.28	0.36	0.53	0.86	1.19
19	0.35	0.49	0.68	1.10	1.66	0.28	0.36	0.53	0.86	1.19
20	0.35	0.49	0.68	1.10	1.66	0.28	0.36	0.53	0.86	1.19
21	0.35	0.49	0.68	1.10	1.66	0.28	0.36	0.53	0.86	1.19
22	0.35	0.49	0.68	1.10	1.66	0.28	0.36	0.53	0.86	1.19
23	0.35	0.49	0.68	1.10	1.66	0.28	0.36	0.53	0.86	1.19
24	0.35	0.49	0.68	1.10	1.66	0.28	0.36	0.53	0.86	1.19
25	0.35	0.49	0.68	1.10	1.67	0.28	0.36	0.53	0.86	1.19
26	0.35	0.49	0.68	1.11	1.69	0.28	0.36	0.53	0.88	1.22
27	0.35	0.49	0.68	1.12	1.70	0.28	0.36	0.53	0.88	1.23
28	0.35	0.49	0.69	1.13	1.72	0.29	0.36	0.54	0.90	1.26
29	0.35	0.49	0.69	1.15	1.74	0.29	0.37	0.54	0.91	1.29
30	0.36	0.50	0.69	1.16	1.76	0.29	0.37	0.55	0.94	1.32
31	0.36	0.50	0.69	1.22	1.77	0.29	0.37	0.55	0.95	1.35
32	0.36	0.50	0.69	1.25	1.79	0.29	0.38	0.56	0.97	1.38
33	0.36	0.50	0.70	1.30	1.81	0.29	0.38	0.56	1.00	1.43
34	0.37	0.50	0.70	1.33	1.82	0.30	0.39	0.58	1.03	1.48
35	0.38	0.50	0.70	1.36	1.84	0.31	0.40	0.59	1.06	1.54
36	0.39	0.53	0.74	1.44	1.96	0.32	0.42	0.63	1.13	1.64
37	0.41	0.57	0.79	1.55	2.11	0.33	0.45	0.68	1.22	1.77
38	0.43	0.61	0.85	1.67	2.28	0.35	0.48	0.73	1.32	1.91
39	0.46	0.56	0.91	1.80	2.48	0.37	0.52	0.78	1.43	2.06
40	0.49	0.71	0.98	1.96	2.70	0.40	0.57	0.85	1.56	2.24
41	0.54	0.78	1.09	2.15	2.96	0.44	0.63	0.91	1.69	2.42
42	0.59	0.85	1.21	2.37	3.24	0.49	0.68	0.98	1.82	2.60
43	0.65	0.93	1.35	2.60	3.54	0.54	0.73	1.05	1.94	2.77
44	0.72	1.02	1.50	2.86	3.88	0.59	0.78	1.12	2.06	2.93
45	0.80	1.12	1.67	3.14	4.24	0.64	0.83	1.20	2.19	3.10
46	0.88	1.20	1.80	3.43	4.62	0.69	0.88	1.28	2.38	3.33
47	0.96	1.28	1.90	3.80	5.02	0.74	0.94	1.37	2.58	3.58
48	1.05	1.37	2.02	4.14	5.44	0.80	1.00	1.46	2.80	3.84
49	1.15	1.47	2.16	4.46	5.88	0.67	1.06	1.56	3.04	4.13
50	1.26	1.58	2.31	4.86	6.36	0.95	1.14	1.67	3.30	4.44
51	1.38	1.72	2.48	5.20	6.86	1.00	1.22	1.80	3.52	4.77
52	1.52	1.89	2.67	5.57	7.45	1.08	1.31	1.94	3.75	5.15
53	1.67	2.08	2.89	5.94	8.06	1.17	1.41	2.10	4.02	5.57
54	1.82	2.29	3.12	6.38	8.80	1.27	1.51	2.26	4.29	6.00
55	1.98	2.53	3.38	6.80	9.67	1.37	1.62	2.43	4.56	6.44
56	2.22	2.79	3.70	7.50	10.64	1.48	1.77	2.60	4.94	6.92
57	2.50	3.07	4.03	8.25	11.69	1.59	1.92	2.77	5.31	7.38
58	2.79	3.39	4.40	9.05	12.85	1.70	2.10	2.94	5.68	7.83
59	3.10	3.74	4.81	9.92	14.12	1.82	2.31	3.13	6.09	8.32
60	3.44	4.13	5.27	10.89	15.45	1.97	2.53	3.36	6.56	8.90
61	3.79	4.53	5.89	11.84	16.84	2.14	2.76	3.59	7.06	9.62
62	4.17	4.99	6.61	12.80	18.00	2.36	3.00	3.92	7.70	10.54
63	4.59	5.51	7.43	14.55	19.70	2.63	3.30	4.33	8.47	11.66
64	5.06	6.09	8.35	16.20	21.23	2.93	3.69	4.79	9.34	12.91
65	5.57	6.71	9.42	17.86	22.86	3.25	4.11	5.28	10.26	14.24
66	6.33	7.50	10.52	20.04	25.71	3.69	4.62	5.89	11.50	15.70
67	7.17	8.36	11.74	22.37	28.76	4.16	5.15	6.52	12.76	17.15
68	8.10	9.30	13.10	24.89	32.07	4.67	5.72	7.19	14.08	18.65
69	9.15	10.36	14.62	27.68	35.74	5.24	6.36	7.94	15.54	20.29
70	10.36	11.56	16.36	30.81	39.76	5.91	7.11	8.82	17.26	22.23
71	11.61	13.29	18.65	34.37	43.94	6.67	7.98	9.92	18.68	24.67
72	13.06	15.32	21.34	38.44	48.60	7.61	9.04	11.26	20.92	27.65
73	14.72	17.66	24.44	43.03	53.81	8.64	10.33	12.88	23.32	31.22
74	16.57	20.32	27.92	48.15	59.59	9.96	11.82	14.77	26.05	35.32
75	18.57	23.16	31.76	53.76	65.86	11.46	13.51	16.91	29.04	39.86

*	Add $70 POLICY FEE

3Of8

0252-3153-01 Schedule a-v.xrs. Level15 Advantage

Rates for Initial Guaranteed Period

RATES
Level 15 Advantage 1/6/03

	MALE					FEMALE
Issue Age	PBN	PNT	SNT	PT	ST	PBN	PNT	SNT	PT	ST

18	0.43	0.55	0.78	1.29	1.90	0.37	0.42	0.58	0.94	1.30
19	0.43	0.55	0.78	1.29	1.90	0.37	0.42	0.58	0.94	1.30
20	0.43	0.55	0.78	1.29	1.90	0.37	0.42	0.58	0.94	1.30
21	0.43	0.55	0.78	1.29	1.90	0.37	0.42	0.58	0.94	1.30
22	0.43	0.55	0.78	1.29	1.90	0.37	0.42	0.58	0.94	1.30
23	0.43	0.55	0.78	1.29	1.90	0.37	0.42	0.58	0.94	1.30
24	0.43	0.55	0.78	1.29	1.90	0.37	0.42	0.58	0.94	1.30
25	0.43	0.55	0.78	1.29	1.90	0.37	0.42	0.58	0.94	1.30
26	0.43	0.55	0.78	1.29	1.91	0.37	0.43	0.58	0.95	1.33
27	0.43	0.55	0.78	1.30	1.93	0.37	0.45	0.58	0.96	1.36
28	0.44	0.56	0.79	1.31	1.95	0.37	0.47	0.59	0.98	1.40
29	0.44	0.56	0.79	1.33	1.97	0.38	0.49	0.59	1.00	1.45
30	0.44	0.57	0.80	1.35	1.99	0.40	0.50	0.60	1.02	1.49
31	0.44	0.57	0.80	1.37	2.00	0.40	0.50	0.61	1.04	1.52
32	0.44	0.58	0.81	1.40	2.02	0.41	0.51	0.63	1.07	1.56
33	0.44	0.58	0.82	1.43	2.04	0.41	0.52	0.65	1.11	1.60
34	0.46	0.59	0.83	1.48	2.06	0.42	0.53	0.67	1.15	1.65
35	0.47	0.60	0.84	1.54	2.08	0.42	0.54	0.71	1.22	1.74
36	0.50	0.64	0.89	1.66	2.25	0.45	0.57	0.75	1.32	1.86
37	0.52	0.68	0.95	1.79	2.45	0.47	0.61	0.80	1.43	1.99
38	0.55	0.72	1.00	1.94	2.67	0.50	0.64	0.85	1.55	2.13
39	0.59	0.77	1.07	2.11	2.92	0.54	0.68	0.92	1.70	2.30
40	0.63	0.83	1.15	2.30	3.20	0.58	0.73	0.98	1.85	2.47
41	0.68	0.89	1.24	2.52	3.51	0.62	0.79	1.06	2.02	2.70
42	0.74	0.96	1.36	2.80	3.84	0.68	0.86	1.13	2.21	2.93
43	0.81	1.04	1.49	3.10	4.20	0.75	0.93	1.21	2.39	3.16
44	0.89	1.14	1.65	3.43	4.58	0.82	1.01	1.30	2.59	3.41
45	1.00	1.24	1.85	3.82	4.96	0.91	1.11	1.40	2.82	3.68
46	1.10	1.37	2.04	4.25	5.42	0.97	1.19	1.49	3.04	3.95
47	1.21	1.51	2.25	4.73	5.92	1.03	1.26	1.59	3.27	4.25
48	1.34	1.67	2.48	5.26	6.46	1.09	1.35	1.70	3.54	4.57
49	1.48	1.85	2.75	5.85	7.07	1.17	1.45	1.82	3.82	4.93
50	1.64	2.06	3.06	6.53	7.76	1.25	1.56	1.95	4.12	5.30
51	1.79	2.23	3.29	7.02	8.32	1.35	1.69	2.11	4.41	5.68
52	1.96	2.42	3.54	7.56	8.94	1.45	1.82	2.29	4.72	6.09
53	2.15	2.63	3.82	8.13	9.60	1.56	1.97	2.47	5.04	6.51
54	2.35	2.86	4.12	8.73	10.28	1.68	2.12	2.66	5.36	6.94
55	2.58	3.11	4.44	9.33	10.96	1.79	2.27	2.86	5.67	7.35
56	2.87	3.46	4.87	10.18	12.10	1.95	2.46	3.10	6.04	7.80
57	3.20	3.85	5.34	11.09	13.50	2.11	2.66	3.35	6.41	8.25
58	3.58	4.30	5.87	12.06	14.65	2.30	2.89	3.63	6.81	8.74
59	4.00	4.80	6.46	13.14	16.14	2.52	3.15	3.96	7.28	9.31
60	4.47	5.36	7.11	14.36	17.84	2.78	3.47	4.36	7.86	10.02
61	4.97	5.96	7.84	15.60	19.51	3.05	3.75	4.74	8.65	10.80
62	5.53	6.65	8.66	16.98	21.38	3.39	4.10	5.20	9.61	11.74
63	6.16	7.41	9.56	18.47	23.43	3.77	4.48	5.71	10.70	12.79
64	6.85	8.25	10.54	20.04	25.59	4.18	4.88	6.26	11.86	13.87
65	7.60	9.16	11.60	21.66	27.86	4.61	5.29	6.82	13.06	14.96
66	8.71	10.26	12.89	24.50	30.82	5.16	5.91	7.52	14.78	16.63
67	9.96	11.47	14.31	27.60	34.00	5.74	6.57	8.25	16.62	18.38
68	11.37	12.82	15.89	31.05	39.28	6.39	7.31	9.07	18.67	20.32
69	13.00	14.37	17.69	34.93	45.20	7.17	8.19	10.03	21.08	22.61
70	14.90	16.16	19.75	39.36	51.73	8.11	9.26	11.21	24.06	25.46

*	Add $70 POLICY FEE

4 of8

0252-3153-01 Schedule B—V.xls, Level20 Advantage

Rates for Initial Guaranteed Period

RATES
Level 20 Advantage 8/27/02

	MALE					FEMALE
Issue Age	PBN	PNT	SNT	PT	ST	PBN	PNT	SNT	PT	ST

18	0.55	0.61	0.87	1.47	2.15	0.47	0.53	0.71	1.16	1.76
19	0.55	0.61	0.87	1.47	2.15	0.47	0.53	0.71	1.16	1.76
20	0.55	0.61	0.87	1.47	2.15	0.47	0.53	0.71	1.16	1.76
21	0.55	0.61	0.87	1.47	2.15	0.47	0.53	0.71	1.16	1.76
22	0.55	0.61	0.87	1.47	2.15	0.47	0.53	0.71	1.16	1.76
23	0.55	0.61	0.87	1.47	2.15	0.47	0.53	0.71	1.16	1.76
24	0.55	0.61	0.87	1.47	2.15	0.47	0.53	0.71	1.16	1.76
25	0.55	0.61	0.87	1.47	2.15	0.47	0.53	0.71	1.16	1.76
26	0.55	0.61	0.87	1.47	2.16	0.47	0.53	0.72	1.17	1.80
27	0.55	0.61	0.87	1.47	2.17	0.47	0.53	0.72	1.18	1.82
28	0.55	0.61	0.87	1.52	2.18	0.47	0.54	0.73	1.21	1.86
29	0.55	0.61	0.87	1.53	2.25	0.47	0.55	0.75	1.24	1.85
30	0.55	0.61	0.88	1.56	2.33	0.47	0.55	0.76	1.28	1.86
31	0.56	0.62	0.90	1.61	2.44	0.47	0.56	0.77	1.31	1.92
32	0.56	0.65	0.93	1.64	2.58	0.48	0.56	0.79	1.35	1.99
33	0.56	0.68	0.98	1.71	2.75	0.49	0.57	0.81	1.40	2.07
34	0.57	0.72	1.03	1.83	2.95	0.50	0.59	0.83	1.45	2.18
35	0.60	0.76	1.09	1.96	3.19	0.51	0.63	0.86	1.51	2.31
36	0.63	0.81	1.16	2.13	3.41	0.52	0.67	0.91	1.64	2.48
37	0.68	0.88	1.25	2.30	3.64	0.54	0.71	0.98	1.71	2.68
38	0.74	0.95	1.35	2.56	3.92	0.56	0.75	1.05	1.86	2.90
39	0.60	1.02	1.46	2.80	4.24	0.62	0.79	1.12	1.97	3.14
40	0.87	1.12	1.59	3.08	4.61	0.67	0.86	1.21	2.22	3.44
41	0.95	1.22	1.73	3.41	5.00	0.72	0.93	1.31	2.47	3.74
42	1.03	1.32	1.88	3.82	5.42	0.77	1.00	1.40	2.71	4.04
43	1.12	1.44	2.04	4.22	5.88	0.82	1.07	1.49	2.97	4.33
44	1.22	1.57	2.22	4.70	6.38	0.88	1.14	1.59	3.26	4.61
45	1.34	1.72	2.43	5.19	6.90	0.97	1.22	1.69	3.53	4.90
46	1.46	1.87	2.63	5.62	7.45	1.02	1.32	1.83	3.83	5.24
47	1.61	2.02	2.85	6.02	8.03	1.11	1.43	1.99	4.11	5.56
48	1.79	2.20	3.08	6.61	8.66	1.21	1.55	2.15	4.38	5.95
49	1.99	2.39	3.38	7.28	9.33	1.35	1.69	2.34	4.69	6.36
50	2.19	2.60	3.70	8.02	10.08	1.50	1.64	2.55	5.06	6.80
51	2.39	2.85	4.03	8.77	10.91	1.65	2.00	2.78	5.35	7.26
52	2.59	3.14	4.37	9.52	11.85	1.82	2.19	3.05	5.74	7.79
53	2.80	3.47	4.81	10.27	12.91	1.99	2.36	3.35	6.24	8.37
54	3.11	3.64	5.30	11.02	14.05	2.16	2.56	3.66	6.76	8.96
55	3.46	4.22	5.76	11.77	15.26	2.34	2.78	4.00	7.30	9.56
56	3.91	4.57	6.25	12.79	16.53	2.60	3.03	4.40	7.64	10.15
57	4.41	4.95	6.85	13.98	17.84	2.92	3.31	4.81	8.32	10.69
58	4.93	5.37	7.43	15.24	19.21	3.25	3.63	5.23	9.03	11.21
59	5.50	5.92	8.16	16.60	20.66	3.62	3.98	5.70	9.70	11.77
60	6.13	6.62	9.02	18.11	22.27	4.00	4.38	6.26	10.44	12.45
61	6.94	7.69	10.03	19.63	24.07	4.56	5.00	6.94	11.11	13.29
62	8.12	9.37	11.72	21.77	26.08	5.19	5.61	7.78	11.97	14.39
63	9.32	10.98	13.38	23.94	28.32	5.97	6.35	8.80	12.96	15.72
64	10.57	12.66	15.06	26.32	30.68	6.86	7.20	9.95	14.11	17.21
65	11.86	14.36	16.76	28.86	33.34	7.83	8.14	11.19	15.21	18.76

*	Add $70 POLICY FEE

5Of8

0252-3153-01 Schedule B—V.xls Advantage

Rates for Initial Guaranteed Period

RATES
Level 30 Advantage 1/7/03

	MALE					FEMALE
Issue Age	PBN	PNT	SNT	PT	ST	PBN	PNT	SNT	PT	ST

18	0.92	1.09	1.49	2.40	3.35	0.72	0.86	1.16	1.82	2.36
19	0.92	1.09	1.49	2.40	3.35	0.72	0.86	1.16	1.82	2.36
20	0.92	1.09	1.49	2.40	3.35	0.72	0.86	1.16	1.82	2.36
21	0.92	1.09	1.49	2.40	3.35	0.72	0.86	1.16	1.82	2.36
22	0.92	1.09	1.49	2.40	3.35	0.72	0.86	1.16	1.82	2.36
23	0.92	1.09	1.49	2.40	3.36	0.72	0.86	1.16	1.82	2.36
24	0.92	1.09	1.49	2.40	3.36	0.72	0.86	1.16	1.82	2.36
25	0.92	1.09	1.49	2.40	3.37	0.72	0.86	1.16	1.82	2.36
26	0.93	1.10	1.50	2.41	3.39	0.73	0.86	1.18	1.84	2.43
27	0.94	1.11	1.52	2.42	3.41	0.74	0.86	1.20	1.88	2.52
28	0.96	1.12	1.54	2.45	3.44	0.75	0.87	1.22	1.92	2.65
29	0.98	1.13	1.56	2.52	3.47	0.76	0.87	1.24	1.98	2.85
30	1.02	1.14	1.58	2.61	3.51	0.77	0.87	1.26	2.02	3.01
31	1.04	1.16	1.63	2.71	3.63	0.78	0.89	1.28	2.10	3.08
32	1.07	1.19	1.69	2.84	3.80	0.80	0.91	1.30	2.21	3.18
33	1.10	1.22	1.77	3.00	4.00	0.82	0.94	1.32	2.33	3.28
34	1.14	1.26	1.86	3.19	4.24	0.84	0.98	1.35	2.46	3.38
35	1.19	1.31	1.96	3.42	4.52	0.88	1.03	1.41	2.66	3.45
36	1.27	1.40	2.03	3.67	4.84	0.93	1.09	1.48	2.85	3.73
37	1.36	1.49	2.10	3.95	5.20	0.98	1.16	1.56	3.07	4.06
38	1.46	1.59	2.17	4.26	5.60	1.04	1.23	1.65	3.29	4.41
39	1.57	1.71	2.26	4.62	6.06	1.11	1.32	1.75	3.57	4.83
40	1.69	1.84	2.35	5.01	6.55	1.18	1.41	1.85	3.85	5.27
41	1.84	2.05	2.64	5.63	7.29	1.30	1.56	2.04	4.26	5.71
42	2.00	2.28	2.97	6.33	8.10	1.42	1.71	2.24	4.69	6.15
43	2.19	2.53	3.33	7.11	9.01	1.55	1.88	2.44	5.12	6.58
44	2.39	2.83	3.75	7.95	9.98	1.70	2.06	2.67	5.59	7.04
45	2.62	3.15	4.21	8.85	11.01	1.85	2.25	2.91	6.08	7.50
46	2.89	3.41	4.58	9.76	11.84	2.05	2.48	3.17	6.64	7.96
47	3.20	3.69	5.00	10.75	12.73	2.26	2.72	3.44	7.25	8.45
48	3.54	4.00	5.45	11.85	13.68	2.49	3.00	3.75	7.94	8.98
49	3.92	4.35	5.97	13.07	14.73	2.76	3.31	4.09	8.68	9.55
50	4.37	4.76	6.57	14.47	15.90	3.06	3.66	4.47	9.48	10.15

*	Add $70 POLICY FEE

6Of8

0252-3153-01 Schedule B—V.Jds. CurrYRT

Current Annual YRT Rates

Annual per $1000

ATT		MALE				ATT		FEMALE
AGE	PENT	PNT	SNT	PT	ST	AGE	PENT	PNT	SNT	PT	T
30	2.05	2.05	2.58	3.91	4.68	30	1.37	1.37	2.06	2.38	3.54
31	1.98	1.98	2.49	3.77	4.69	31	1.38	1.38	2.07	2.40	3.55
32	1.93	1.93	2.46	3.66	4.70	32	1.39	1.39	2.08	2.42	3.56
33	1.90	1.90	2.51	3.62	4.71	33	1.40	1.40	2.09	2.44	3.57
34	1.90	1.90	2.53	3.61	4.73	34	1.42	1.42	2.10	2.46	3.58
35	1.94	1.94	2.55	3.70	4.75	35	1.44	1.44	2.12	2.50	3.59
36	2.06	2.06	2.59	3.93	4.77	36	1.47	1.47	2.14	2.76	3.60
37	2.23	2.23	2.82	4.28	4.80	37	1.67	1.67	2.16	3.16	3.61
38	2.45	2.45	3.11	4.72	5.22	38	1.90	1.90	2.39	3.62	3.98
39	2.65	2.65	3.37	5.12	5.67	39	2.14	2.14	2.70	4.10	4.52
40	2.89	2.89	3.69	5.59	6.20	40	2.42	2.42	3.07	4.66	5.15
41	2.95	2.95	3.85	5.81	6.49	41	2.54	2.54	3.30	4.98	5.55
42	3.05	3.05	4.08	6.11	6.87	42	2.66	2.66	3.55	5.31	5.97
43	3.13	3.13	4.27	6.37	7.21	43	2.73	2.73	3.71	5.53	6.25
44	3.25	3.25	4.53	6.72	7.65	44	2.79	2.79	3.86	5.72	6.50
45	3.42	3.42	4.53	7.11	8.13	45	2.86	2.86	4.01	5.92	6.76
46	3.60	3.60	5.14	7.57	8.70	46	2.93	2.93	4.16	6.12	7.03
47	3.81	3.81	5.51	8.09	9.33	47	2.99	2.99	4.31	6.31	7.28
48	4.02	4.02	5.88	8.60	9.97	48	3.05	3.05	4.45	6.51	7.53
49	4.25	4.25	6.29	9.17	10.66	49	3.12	3.12	4.60	6.71	7.79
50	4.48	4.48	6.68	9.72	11.35	50	3.21	3.21	4.78	6.96	8.11
51	4.94	4.94	7.38	10.63	12.53	51	3.47	3.47	5.17	7.44	8.75
52	5.44	5.44	8.15	11.63	13.84	52	3.74	3.74	5.58	7.96	9.46
53	5.99	5.99	8.98	12.69	15.26	53	4.07	4.07	6.07	8.58	10.30
54	6.71	6.71	10.07	14.09	17.11	54	4.50	4.50	6.73	9.41	11.42
55	7.37	7.37	11.07	15.34	18.82	55	4.90	4.90	7.33	10.16	12.45
56	8.11	8.11	12.19	16.73	20.72	56	5.33	5.33	7.98	10.96	13.56
57	9.08	9.08	13.66	18.57	23.23	57	5.90	5.90	8.85	12.04	15.04
58	10.01	10.01	15.06	20.28	25.61	58	6.43	6.43	9.65	13.00	16.40
59	11.24	11.24	16.92	22.59	28.80	59	7.13	7.13	10.70	14.28	18.19
60	12.42	12.42	18.71	24.75	31.84	60	7.74	7.74	11.62	15.38	19.76
61	13.75	13.75	20.72	27.40	35.26	61	8.39	8.39	12.61	16.68	21.45
62	15.47	15.47	23.31	30.83	39.68	62	9.24	9.24	13.90	18.39	23.64
63	16.76	16.76	25.26	33.41	43.01	63	9.82	9.82	14.78	19.54	25.13
64	18.45	18.45	27.83	36.81	47.39	64	10.62	10.62	15.98	21.14	27.19
65	20.31	20.31	30.64	40.52	52.17	65	11.49	11.49	17.30	22.88	29.45
66	21.96	21.96	33.14	43.82	56.43	66	12.23	12.23	18.41	24.35	31.34
67	24.18	24.18	36.49	48.26	62.15	67	13.26	13.26	19.97	26.41	33.99
68	26.15	26.15	39.47	52.20	67.23	68	14.13	14.13	21.29	28.16	36.24
69	27.76	27.76	41.89	55.39	71.35	69	14.80	14.80	22.30	29.49	37.96
70	29.96	29.96	45.22	59.80	77.02	70	15.82	15.82	23.85	31.55	40.61
71	32.87	32.87	48.71	64.42	82.98	71	17.30	17.30	25.61	33.87	43.61
72	35.96	35.96	52.32	69.19	89.14	72	19.01	19.01	27.63	36.54	47.04
73	40.12	40.12	57.27	75.74	97.58	73	21.42	21.42	30.56	40.41	52.03
74	44.77	44.77	62.69	82.90	106.81	74	24.27	24.27	33.97	44.92	57.85
75	50.02	50.02	68.69	90.83	117.03	75	27.64	27.64	37.93	50.16	64.60
76	55.95	55.95	75.30	99.57	128.30	76	31.60	31.60	42.51	56.21	72.40
77	62.66	62.66	82.61	109.25	140.77	77	36.25	36.25	47.77	63.17	81.38
78	70.18	70.18	90.62	119.83	154.41	78	41.68	41.68	53.79	71.14	91.64
79	78.59	78.59	99.32	131.34	169.24	79	47.94	47.94	60.57	80.10	103.20
80	87.93	87.93	108.73	143.77	185.28	80	55.10	55.10	68.11	90.06	116.04
81	97.16	97.16	118.82	155.70	202.48	81	62.49	62.49	76.40	100.12	130.17
82	107.08	107.08	129.49	168.17	220.67	82	70.68	70.68	85.45	110.97	145.60
83	117.77	117.77	140.80	181.25	239.96	83	79.69	79.69	95.25	122.61	162.31
84	129.67	129.67	153.26	195.55	261.19	84	89.54	89.54	105.81	135.01	180.31
85	141.50	141.50	166.56	210.78	283.00	85	97.32	97.32	115.02	145.99	194.65
86	153.65	153.65	180.86	228.88	307.31	86	105.77	105.77	125.00	158.66	211.55
87	166.74	166.74	196.26	248.37	333.48	87	116.67	116.67	137.89	175.01	233.35
88	179.44	179.44	211.21	267.29	358.88	88	127.30	127.30	150.45	190.96	254.61
89	189.87	189.87	223.50	282.83	379.75	89	138.85	138.85	164.10	208.28	277.71
90	197.97	197.97	233.02	294.89	395.94	90	156.24	156.24	184.65	234.36	312.48
91	205.05	205.05	241.36	305.44	410.11	91	175.57	175.57	207.50	263.36	351.15
92	214.23	214.23	252.17	319.11	428.46	92	190.66	190.66	225.33	286.00	381.33
93	228.70	228.70	269.19	340.66	457.40	93	201.33	201.33	237.94	302.00	402.67
94	246.73	246.73	290.43	367.53	493.47	94	207.68	207.68	245.44	311.52	415.36

**	ADD $70.00 POLICY FEE

0252-3153-01 Schedule B-V ..• 1s. GuarYRT

Guaranteed Annual YRT Rates

Annual per $1000

ATT	MALE	MALE	FEMALE	FEMALE
AGE	ST	SNT	ST	SNT
30	4.70	2.58	3.56	2.10
31	4.85	2.63	3.70	2.15
32	5.01	2.46	3.86	2.21
33	5.26	2.54	4.02	2.28
34	5.55	2.64	4.27	2.40
35	5.89	2.77	4.46	2.49
36	6.29	2.91	4.80	2.64
37	6.80	3.09	5.24	2.82
38	7.39	3.28	5.72	3.03
39	8.06	3.51	6.27	3.26
40	8.82	3.76	6.90	3.52
41	9.72	4.06	7.66	3.82
42	10.64	4.35	8.37	4.13
43	11.69	4.70	9.11	4.43
44	12.79	5.04	9.84	4.74
45	14.04	5.45	10.60	5.06
46	15.30	5.90	11.38	5.40
47	16.67	6.37	12.21	5.77
48	18.10	6.88	13.07	6.18
49	19.72	7.46	13.99	6.60
50	21.42	8.07	15.05	7.09
51	23.40	8.79	16.11	7.62
52	25.60	9.63	17.30	8.21
53	28.11	10.57	18.71	8.91
54	30.94	11.66	20.14	9.26
55	33.94	12.86	21.64	10.38
56	37.20	14.19	23.13	11.16
57	40.56	15.61	24.56	11.95
58	44.15	17.14	25.90	12.69
59	47.88	18.87	27.29	13.49
60	52.01	20.79	28.81	14.42
61	56.66	22.93	30.77	15.52
62	61.89	25.37	33.15	16.92
63	67.82	28.15	36.35	18.67
64	74.36	31.30	39.92	20.73
65	81.43	34.77	43.94	22.97
66	88.80	38.51	47.90	25.38
67	96.53	42.56	52.03	27.83
68	104.48	46.91	55.77	30.29
69	112.96	51.66	59.97	32.92
70	122.31	57.01	64.42	35.96
71	132.67	64.07	70.19	39.60
72	144.45	70.08	77.35	44.09
73	157.71	78.13	86.07	49.58
74	172.16	87.16	96.25	56.03
75	188.15	96.85	107.56	63.33
76	204.63	107.17	119.74	71.36
77	221.32	118.02	132.53	79.96
78	237.94	129.28	145.85	89.17
79	254.99	141.24	160.12	99.23
80	273.22	154.36	175.93	110.56
81	293.06	168.96	193.81	123.55
82	315.09	185.45	214.23	138.56
83	339.47	204.05	237.38	155.84
84	365.26	224.37	264.59	174.99
85	391.62	245.97	291.79	195.99
86	417.69	268.42	322.67	218.43
87	443.09	291.51	352.43	242.44
88	470.82	314.79	386.08	267.79
89	498.19	338.57	418.08	294.82
90	525.60	363.18	454.92	323.54
91	553.61	389.03	494.22	354.49
92	583.38	416.96	537.07	388.56
93	621.62	448.15	585.64	427.36
94	670.84	487.82	645.21	474.83

*	ADD $70.00 POLICY FEE

SCHEDULE B-VI

NET COINSURANCE PREMIUMS

STANDARD ANNUAL COINSURANCE PREMIUMS

Gross Allowances

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FY Allowance: 100%

Product	10 year Advantage

Renewal Allowances
	Female					Male
	20-29	30-39	40-49	50-59	60+	20-29	30-39	40-49	50-59	60+
Standard NT	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Preferred NT	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Preferred Elite NT	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Standard Tob	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Preferred Tob	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

FY Allowance: 100%

Product	15 year Advantage

Renewal Allowances
	Female					Male
	20-29	30-39	40-49	50-59	60+	20-29	30-39	40-49	50-59	60+
Standard NT	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Preferred NT	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Preferred Elite NT	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Standard Tob	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Preferred Tob	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

FY Allowance: 100%

Product	15 year NonAdvantage

Renewal Allowances
	Female					Male
	20-29	30-39	40-49	50-59	60+	20-29	30-39	40-49	50-59	60+
Standard NT	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Preferred NT	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Preferred Elite NT	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Standard Tob	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Preferred Tob	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

FY Allowance: 100%

Product	20 year Advantage

Renewal Allowances
	Female					Male
	20-29	30-39	40-49	50-59	60+	20-29	30-39	40-49	50-59	60+
Standard NT	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Preferred NT	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Preferred Elite NT	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Standard Tob	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Preferred Tob	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

FY Allowance: 100%

Product	30 year Advantage

Renewal Allowances
	Female			Male
	20-29	30-39	40-50	20-29	30-39	40-50
Standard NT	[****]	[****]	[****]	[****]	[****]	[****]
Preferred NT	[****]	[****]	[****]	[****]	[****]	[****]
Preferred Elite NT	[****]	[****]	[****]	[****]	[****]	[****]
Standard Tob	[****]	[****]	[****]	[****]	[****]	[****]
Preferred Tob	[****]	[****]	[****]	[****]	[****]	[****]

FY Allowance: 100%

Product	30 year NonAdvantage

Renewal Allowances
	Female			Male
	20-29	30-39	40-50	20-29	30-39	40-50
Standard NT	[****]	[****]	[****]	[****]	[****]	[****]
Preferred NT	[****]	[****]	[****]	[****]	[****]	[****]
Preferred Elite NT	[****]	[****]	[****]	[****]	[****]	[****]
Standard Tob	[****]	[****]	[****]	[****]	[****]	[****]
Preferred Tob	[****]	[****]	[****]	[****]	[****]	[****]

AMENDMENT 2

Effective October 1, 2003

To

AUTOMATIC AND FACULTATIVE

REINSURANCE AGREEMENT

(COINSURANCE BASIS)

Effective May 1, 2002

(the “Agreement”)

between

KANSAS CITY LIFE INSURANCE COMPANY

(“Ceding Company”)

and

SECURITY LIFE OF DENVER INSURANCE COMPANY

(“Reinsurer”)

WHEREAS, the Reinsurer currently reinsures Ceding Company’s plans under the Agreement; and

WHEREAS, the Ceding Company wishes to amend or modify the following for policies issued on or after the Effective Date of this Amendment:

1. Residence; and

WHEREAS, the Reinsurer wishes to accept these amendments and modifications;

AGREEMENT

The parties agree to the following:

1. Article 3.e, Residence, is amended to include the following:

Effective October 1, 2003:

For automatic reassurance, each insured must have been a resident of the United States or Canada for two years prior to the date of issue.

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2. Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

In witness of the above, Ceding Company and the Reinsurer have, by their respective officers, executed and delivered this Amendment in duplicate on the dates indicated below with an effective date of October 1, 2003.

KANSAS CITY LIFE INSURANCE COMPANY		SECURITY LIFE OF DENVER INSURANCE COMPANY

By:	/s/ David L Metzler	By:	/s/Jim Koher

Title:	AVP & Associate Actuary	Title:	Executive Director

Date:	11/7/03	Date:	11/20/03

By:	/s/ Donald C. Remfert	By:	/s/ Lloyd Spencer

Title:	AVP & Associate Actuary	Title:	Vice President

Date:	11/7/03	Date:	11/20/03

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AMENDMENT 3

Effective August 1, 2002

To

AUTOMATIC AND FACULTATIVE

REINSURANCE AGREEMENT

(COINSURANCE BASIS)

Effective May 1, 2002

(the “Agreement”)

between

KANSAS CITY LIFE INSURANCE COMPANY

(“Ceding Company”)

and

SECURITY LIFE OF DENVER INSURANCE COMPANY

(“Reinsurer”)

WHEREAS, the Reinsurer currently reinsures Ceding Company’s plans under the Agreement; and

WHEREAS, the Ceding Company wishes to reduce the minimum issue ages for 10 Year, 15 Year, 20 Year, and 30 Year Advantage Level Premium Term Plans from a minimum issue age of 20 years old to a minimum issue age of 18 years old by amending the following for policies issued on or after the Effective Date of this Amendment:

1. Automatic Net Coinsurance Premiums - Life; and

2. Automatic Net Coinsurance Premiums - Supplemental Benefits; and

WHEREAS, the Reinsurer wishes to accept these amendments.

AGREEMENT

The parties agree to the following:

1.	Schedule B, Section 1.a is amended to include the following:

Effective August 1, 2002:

Net coinsurance premiums pursuant to Article 7.c. are determined using the following: the standard annual coinsurance premiums per $1000 reinsured are the KCL Final Term Rates, attached to Amendment 1, as Schedule B-V.

The coinsurance allowances are the Revised Gross Allowances, attached to this Amendment 3, as Schedule B-VII, with the Ceding Company receiving these allowances less [****]* in all years.

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*This is the fee being paid directly to [****] by the Reinsurer on behalf of the Ceding Company.

2.	Schedule B, Section 2 is amended to include the following:

Effective August 1, 2002:

Disability Waiver of Premium Benefit coinsurance premiums are the Revised Kansas City Life 10 and 20 Year Term Premium Rates-Waiver of Premium, attached to this Amendment 3, as Schedule B-VIII, less the following allowances:

Year	Allowance
1	15%
2+	85%

3.	Except as herein amended, all other terms and conditions of this Agreement shall remain unchanged.

In witness of the above, Ceding Company and the Reinsurer have, by their respective officers, executed and delivered this Amendment in duplicate on the dates indicated below, with an effective date of August 1, 2002.

KANSAS CITY LIFE INSURANCE COMPANY		SECURITY LIFE OF DENVER INSURANCE COMPANY

By:	/s/ David L Metzler	By:	/s/Jim Koher

Title:	AVP & Associate Actuary	Title:	Executive Director

Date:	9/12/04	Date:	8/20/04

By:	/s/ Donald C. Remfert	By:	/s/ Jim R Senn

Title:	AVP & Associate Actuary	Title:	President, Individual Re

Date:	9/12/04	Date:	September 1, 2004

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SCHEDULE 8-VII

NET COINSURANCE PREMIUMS

STANDARD ANNUAL COINSURANCE PREMIUMS

Revised Gross Allowances

3Of4

FY Allowance: 100%

Product	10 year Advantage

Renewal Allowances
	Female					Male
	18-29	30-39	40-49	50-59	60+	18-29	30-39	40-49	50-59	60+
Standard NT	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Preferred NT	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Preferred Elite NT	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Standard Tob	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Preferred Tob	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

FY Allowance: 100%

Product	15 year Advantage

Renewal Allowances
	Female					Male
	18-29	30-39	40-49	50-59	60+	18-29	30-39	40-49	50-59	60+
Standard NT	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Preferred NT	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Preferred Elite NT	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Standard Tob	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Preferred Tob	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

FY Allowance: 100%

Product	15 year NonAdvantage

Renewal Allowances
	Female					Male
	18-29	30-39	40-49	50-59	60+	18-29	30-39	40-49	50-59	60+
Standard NT	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Preferred NT	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Preferred Elite NT	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Standard Tob	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Preferred Tob	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

1of2

FY Allowance: 100%

Product	20 year Advantage

Renewal Allowances
	Female					Male
	18-29	30-39	40-49	50-59	60+	18-29	30-39	40-49	50-59	60+
Standard NT	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Preferred NT	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Preferred Elite NT	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Standard Tob	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]
Preferred Tob	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]	[****]

FY Allowance: 100%

Product	30 year Advantage

Renewal Allowances
	Female			Male
	18-29	30-39	40-50	18-29	30-39	40-50
Standard NT	[****]	[****]	[****]	[****]	[****]	[****]
Preferred NT	[****]	[****]	[****]	[****]	[****]	[****]
Preferred Elite NT	[****]	[****]	[****]	[****]	[****]	[****]
Standard Tob	[****]	[****]	[****]	[****]	[****]	[****]
Preferred Tob	[****]	[****]	[****]	[****]	[****]	[****]

FY Allowance: 100%

Product	30 year NonAdvantage

Renewal Allowances
	Female			Male
	18-29	30-39	40-50	18-29	30-39	40-50
Standard NT	[****]	[****]	[****]	[****]	[****]	[****]
Preferred NT	[****]	[****]	[****]	[****]	[****]	[****]
Preferred Elite NT	[****]	[****]	[****]	[****]	[****]	[****]
Standard Tob	[****]	[****]	[****]	[****]	[****]	[****]
Preferred Tob	[****]	[****]	[****]	[****]	[****]	[****]

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SCHEDULE B_VIII

NET COINSURANCE PREMIUMS

DISABILITY WAIVER OF PREMIUM BENEFIT COINSURANCE PREMIUMS

Revised Kansas City Life 10 and 20 Year Term Premium Rates - Waiver of Premium

4Of4

Waiver of Premium

Revised Annual Rider Rates per $1000

Waiver of Premium		Sheet
Revised Annual Rider Rates per $1000
					YRT Rates After Initial Term Period
Age	Level 10	Age	Level 20	Age

18	0.10	18	0.11	28	0.11
19	0.10	19	0.11	29	0.11
20	0.10	20	0.11	30	0.11
21	0.10	21	0.11	31	0.11
22	0.10	22	0.11	32	0.11
23	0.10	23	0.11	33	0.12
24	0.10	24	0.11	34	0.12
25	0.10	25	0.11	35	0.13
26	0.10	26	0.11	36	0.14
27	0.10	27	0.11	37	0.15
28	0.10	28	0.11	38	0.16
29	0.10	29	0.11	39	0.18
30	0.10	30	0.11	40	0.20
31	0.10	31	0.11	41	0.22
32	0.10	32	0.11	42	0.24
33	0.11	33	0.12	43	0.27
34	0.11	34	0.12	44	0.30
35	0.12	35	0.13	45	0.34
36	0.12	36	0.14	46	0.42
37	0.13	37	0.15	47	0.48
38	0.14	38	0.16	48	0.55
39	0.15	39	0.18	49	0.67
40	0.17	40*	0.20	50	0.75
41	0.19	41*	0.22	51	1.04
42	0.21	42*	0.24	52	1.32
43	0.24	43*	0.27	53	1.63
44	0.27	44*	0.30	54	2.04
45	0.29	45*	0.34	55	2.46
46	0.31	46*	0.42	56+	3.00
47	0.35	47*	0.48	57+	3.30
48	0.42	48*	0.55	58+	3.82
49	0.51	49*	0.67	59+	4.91
50*	0.64	50*	0.75
51*	0.81	51*	1.04
52*	1.01	52*	1.32
53*	1.23	53*	1.63
54*	1.53	54*	2.04
55*	1.93	55*	2.46

*	These rates are payable to age 60, where the coverage on this rider expires.
+	Rates for Renewal Only

1 of 1

ING~ReDRe

UNITED STATES OF AMERICA

Jim Senn FSA,FCIA

President

October 20, 2004

Mr. Donald Remfert ASA, MAAA

Assistant Vice President and Associate Actuary

Kansas City Life Insurance Company

3520 Broadway

Kansas City, MO 64111-2565

RE:	Termination of all ING Re Reinsurance Agreements) for New Business &

ING Re Facultative Offer Expiration

Dear Mr. Remfert:

I am writing regarding all reinsurance agreements, including any reinsurance transactions currently under negotiation, in which the company above or any affiliate companies may cede ally business to security Life of Denver Insurance Company or Security Life of Denver International Limited (collectively “ING Re”) (“Reinsurance Agreement(s)”).

This letter will serve as ING Re’s notice to terminate all Reinsurance Agreements for the cession of new business effective as of ninety days after the date of this letter or the earliest date permitted by each Reinsurance Agreement (“Termination Date”) As such ING Re will not accept cessions of any policies issued after the Termination Date under any Reinsurance Agreement. Additionally, unless expressly permitted by the Reinsurance Agreement(s), ING Re will not accept cessions of policies issued after the termination Date and backdated prior to the Termination Date.

If ING Re, the company above or any affiliate company previously provided a termination notice for any Reinsurance Agreement, such Reinsurance Agreement will terminate in accordance with those terms and this letter does not supercede such termination.

Finally, any facultative offers made by ING Re pursuant to any Reinsurance Agreements will automatically terminate and expire no later than January 18, 2005 or the earliest date permitted by each facultative offer or each Reinsurance Agreement. If ING Re previously provided a facultative offer with an expiration date prior to January 18, 2005 such facultative offer will expire in accordance with the terms of the offer and this letter does not supercede such expiration date.

Thank you very much for your business through the years.

Sincerely,

/s/ Jim Senn
Jim Senn
President, Security Life of Denver Insurance Company Individual Reinsurance Division and Chief Executive, Security Life of Denver International Limited

1290 Broadway, Denver, Colorado 80203-5699

Telephone 303.860.2698 . 800.525.9852

Fax 303.813.2698 . jim.senn@ing.re.com

Security Life of Denver Insurance Company